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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Soliciting Material Pursuant to §240.14a-12
TUPPERWARE BRANDS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Tupperware Brands Corporation
14901 S. Orange Blossom Trail
Orlando, FL 32837

Mailing Address:
Post Office Box 2353
Orlando, FL 32802 2353

To Our Shareholders:

        It is my pleasure to invite you to attend the annual meeting of shareholders of Tupperware Brands Corporation to be held on Wednesday, May 17, 2006, at the Hyatt Regency Orlando International Airport Hotel, 9300 Airport Boulevard, Orlando, Florida. The meeting will begin at 1:00 p.m.

        The notice of meeting and proxy statement following this letter describes the business expected to be transacted at the meeting. During the meeting we will also report on the current activities of the Company, and you will have an opportunity to ask questions. Whether or not you plan to attend this meeting, we urge you to sign the enclosed proxy card and return it, or to vote telephonically or electronically, as soon as possible so that your shares will be represented.

Sincerely,

Rick Goings Chairman and Chief Executive Officer
March 31, 2006

Tupperware Brands Corporation
14901 S. Orange Blossom Trail
Orlando, FL 32837

Mailing Address:
Post Office Box 2353
Orlando, FL 32802-2353

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

        The 2006 annual meeting of shareholders of Tupperware Brands Corporation will be held at the Hyatt Regency Orlando International Airport Hotel, 9300 Airport Boulevard, Orlando, Florida on Wednesday, May 17, 2006, at 1:00 p.m. to consider and vote upon:

  1.
  The election of five directors for the term expiring at the 2009 annual meeting of shareholders;

  2.
  The proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending December 30, 2006;

  3.
  A proposal to amend the Tupperware Brands Corporation Director Stock Plan to add restricted stock and restricted stock units to the plan and adjust other features; and

  4.
  A proposal to adopt the Tupperware Brands Corporation 2006 Incentive Plan.

  5.
  Such other business as may properly come before the meeting and any adjournment thereof.

        The foregoing matters are described in more detail in the attached proxy statement.

        Please complete and sign the enclosed proxy card and return it promptly in the accompanying postage paid envelope or vote your shares telephonically or electronically, as is contemplated by the voting materials. This will ensure that your vote is counted whether or not you are able to be present. If you attend the meeting, you may revoke your proxy and vote in person.

        If you are a shareholder of record and plan to attend the meeting, please check your proxy card in the space provided or indicate your intention to attend as instructed by the telephonic and electronic voting instructions. Your admission ticket will be mailed to you prior to the meeting date. If your shares are not registered in your name, please advise the shareholder of record (your broker, bank, etc.) that you wish to attend. That firm will provide you with evidence of ownership which will admit you to the meeting.

By order of the Board of Directors,

Thomas M. Roehlk Executive Vice President, Chief Legal Officer & Secretary
March 31, 2006

GENERAL INFORMATION

        This proxy statement is furnished in connection with the solicitation on behalf of the Board of Directors (the "Board") of Tupperware Brands Corporation (the "Company") of proxies to be voted at the annual meeting of shareholders of the Company to be held on May 17, 2006, and at any adjournment thereof. This proxy statement and the accompanying form of proxy are being mailed to shareholders on or about March 31, 2006.

Voting at the Meeting

        The Board has fixed the close of business on March 20, 2006 as the record date for determining shareholders entitled to vote at the meeting. On that date there were outstanding 60,593,279 shares of the Company's common stock, each of which will be entitled to one vote. A majority of the shares entitled to vote at the meeting will constitute a quorum for the transaction of business.

        Shares will be voted in accordance with the instructions indicated in a properly executed proxy. If no instructions are indicated, such shares will be voted as recommended by the Board. A shareholder who has given a proxy may revoke it by voting in person at the meeting, or by giving written notice of revocation or a later-dated proxy to the Corporate Secretary of the Company at any time before the closing of the polls at the meeting. The Company has appointed an officer of Wells Fargo Bank, N.A., transfer agent for the Company, as the independent inspector to act at the meeting.

        The Company's By-Laws require the affirmative vote of a plurality of the votes cast at the meeting for the election of directors, and the affirmative vote of a majority of the votes cast at the meeting for the approval of the independent registered public accounting firm, the amendments to the Director Stock Plan and the adoption of the Tupperware Brands Corporation 2006 Incentive Plan. Abstentions are not treated as votes cast for purposes of the election of directors, the approval of the independent registered public accounting firm, the amendments to the Director Stock Plan or the adoption of the Tupperware Brands Corporation 2006 Incentive Plan.

        Brokers who are registered shareholders owning shares on behalf of beneficial owners are required under stock exchange rules to obtain the instructions of beneficial owners before casting a vote on certain matters. In the absence of such instructions the broker may not vote the shares on such matters, and such a situation is referred to as a "broker non-vote." The amendments to the Director Stock Plan and the adoption of the Tupperware Brands Corporation 2006 Incentive Plan require a beneficial owner's instructions to a broker. No other voting items for this meeting involve the potential for broker non-votes. Broker non-votes are not treated as votes cast for purposes of any of the matters to be voted on at the meeting.

1.    Election of Directors

Board of Directors

        The Board is divided into three classes of directors. At each annual meeting, members of one of the classes, on a rotating basis, are elected for a three-year term. All of the nominees are currently directors of the Company. Mr. Spainhour's candidacy was recommended by the Chairman and Chief Executive Officer of the Company. The Board has nominated five directors for re-election at this meeting, each for a term expiring in 2009. They are Kriss Cloninger III, Joe R. Lee, Bob Marbut, David R. Parker and J. Patrick Spainhour.

        Unless otherwise specified, proxy votes will be cast for the election of all of the nominees as directors. If any such person should be unavailable for election, resign or withdraw, the Board has authority to either reduce the number of directors accordingly or designate a substitute nominee. In the latter event, it is intended that proxy votes will be cast for the election of such substitute nominee. Shareholder nominations of persons for election as directors are subject to the notice requirements described under the caption "Other Matters" appearing later in this proxy statement.

        The following pages contain information concerning the nominees and the directors whose terms of office will continue after the meeting. Unless otherwise indicated, each such person has served for at least the past five years in the principal business position currently or most recently held.

Nominee for Election as Director for the Term Expiring in 2009:

KRISS CLONINGER III, President and Chief Financial Officer of AFLAC, Inc., an insurance and financial services firm, since 2001 and prior thereto as Executive Vice President and Chief Financial Officer of AFLAC, Inc. Mr. Cloninger also serves as a director of AFLAC, Inc. and Total System Services, Inc. Term expires 2006. Age 58. First elected: 2003.

JOE R. LEE, Retired Chairman of Darden Restaurants, Inc., which owns and operates casual dining restaurants. Mr. Lee also served as Chief Executive Officer of Darden Restaurants, Inc. from May 1995 until December 2004. Mr. Lee serves as a director of SunTrust Banks of Central Florida, N.A. Term expires 2006. Age 65. First elected: 1996.

BOB MARBUT, Executive Chairman of Electronics Line 3000 Ltd., an electronic security technology company, since December 2004, and Chairman and CEO of its wholly-owned subsidiary, SecTecGLOBAL, Inc., since January 2003. Concurrently, since July 2005, he has served as Founder and Co-CEO of Argyle Security Acquisition Corporation, a security technology company. Prior to 2003, he was Chairman of Hearst-Argyle Television, Inc. since January 1, 2001, after serving as Chairman and Co-Chief Executive Officer at that company from August 1997. Mr. Marbut serves as a director of Hearst-Argyle Television, Inc., Valero Energy Corporation, Electronics Line 3000 Ltd. and Argyle Security Acquisition Corporation. Age 70. First elected: 1996.

DAVID R. PARKER, Chief Operating Officer of The Archstone Partnerships, a leading fund of funds manager, since January 2005 after serving as Managing Director of the firm since January 2003. Prior to this he was Managing Partner of Interprise Technology Partners, L.P., a technology and Internet-focused venture capital firm, since January 1999. Mr. Parker serves as a director of Spherion Corporation. Term expires 2006. Age 62. First elected: 1997.

J. PATRICK SPAINHOUR, Former Chairman and CEO of Ann Taylor, Inc., who served in such capacity from 1996 until 2005. Mr. Spainhour is also a director of Circuit City Stores, Inc. and ServiceMaster Corporation. Term expires 2006. Age 55. First elected: 2005.

The Board recommends that you vote FOR the election of all of the nominees to the Board of Directors.

Directors continuing in office:

CATHERINE A. BERTINI, Professor of Public Administration, Syracuse University, since August 2005, after serving as Under Secretary General for Management of the United Nations since 2003. Prior thereto, Ms. Bertini was the Executive Director of the World Food Program of the United Nations since 1992. Term expires 2008. Age 55. First elected: 2005

RITA BORNSTEIN, Ph.D., President Emerita of Rollins College, an independent comprehensive liberal arts college. Term expires 2008. Age 69. First elected: 1997.

CLIFFORD J. GRUM, Retired Chairman of the Board and Chief Executive Officer of Temple-Inland Inc., a holding company with operations in corrugated packaging, building products and financial services. Mr. Grum also serves as a director of Trinity Industries, Inc. Term expires 2008. Age 71. First elected: 1996.

E. V. GOINGS, Chairman and Chief Executive Officer since October 1997. Mr. Goings serves as a Director of Reynolds American, Inc. and SunTrust Bank, Central Florida, N.A. Term expires 2007. Age 60. First elected: 1996.

ANGEL R. MARTINEZ, President and CEO of Deckers Outdoor Corporation, an outdoor footwear manufacturer, since April 2005, after serving as President & CEO of Keen LLC, an outdoor footwear manufacturer, since April 2003. Prior thereto he served as an independent consultant, after serving as the Executive Vice President and Chief Marketing Officer of Reebok International Ltd. from October 1998 until June 2001. Mr. Martinez also serves as a director of Deckers Outdoor Corporation. Term expires 2008. Age 50. First elected: 1998.

ROBERT J. MURRAY, Retired Chairman of New England Business Service, Inc., a business services company, after serving as Chairman and Chief Executive Officer from December 1995 until January 2004. Mr. Murray serves as a director of Delhaize Group, IDEXX Laboratories, Inc., LoJack Corporation and The Hanover Insurance Group, Inc. Term expires 2008. Age 64. First elected: 2004.

JOYCE M. ROCHÉ, President and Chief Executive Officer of Girls Incorporated, a national non-profit youth organization whose purpose is to inspire girls to be strong, smart and bold, since September 2000. Ms. Roché serves as a director of AT&T Inc., Federated Department Stores, Inc. and Anheuser-Busch Companies. Term expires 2007. Age 58. First elected: 1998.

M. ANNE SZOSTAK, President and CEO of Szostak Partners, a consulting firm which advises CEOs on strategic and human resource issues, since June 2004. Prior thereto, Ms. Szostak served as Executive Vice President and Corporate Director of Human Resources of FleetBoston Financial Corporation, a diversified financial services company, since October 1998, as well as Chief Executive Officer of Fleet Bank of Rhode Island, a unit of FleetBoston Financial Corporation, from October 2001 until June 2004. Ms. Szostak serves as a director of Belo Corporation, ChoicePoint Inc., and Spherion Corporation. Term expires 2007. Age 55. First elected: 2000.

Board Committees

        The Audit and Corporate Responsibility Committee, which held eight meetings in 2005, reviews the scope and results of the audit by the independent auditors, evaluates, selects and replaces the independent registered public accounting firm and has approval authority with respect to services provided by the independent registered public accounting firm and fees therefor. The Committee monitors the independent registered public accounting firm's relationship with and independence from the Company. In addition, it reviews the adequacy of internal control systems and accounting policies, as well as reviewing and discussing with management and the independent registered public accounting firm the Company's financial statements and recommending to the Board inclusion of the audited annual financial statements in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission. Members of this Committee are Mr. Grum (Chairperson), Dr. Bornstein, and Messrs. Cloninger, Martinez, Murray and Spainhour. All such members are independent in accordance with New York Stock Exchange listing standards and the Board has determined that one member of this Committee (Mr. Grum)

is an audit committee financial expert as defined by applicable rules. None of the members of this Committee serve on more than three audit committees.

        The Compensation and Governance Committee, which held four meetings in 2005, identifies and reviews qualifications of and recommends to the Board candidates for election as directors of the Company, and also acts on other matters pertaining to Board membership. This Committee evaluates and determines the criteria for selection of a director candidate in the context of the continuing makeup of the Board of Directors based on the facts and circumstances of the Company. Once such criteria have been determined, the Committee conducts a search for qualified candidates, which may include the use of third-party search organizations or solicitations of nominee suggestions from management or the non-management members of the Board of Directors. After compiling background material on potential nominee candidates, management provides an analysis against Committee-established criteria and promising candidates are interviewed by management and non-management directors, including the chairpersons of the board committees. As part of this process, a determination is made relating to a candidate's possible schedule conflicts, conflicts of interest, concerns over independence and financial literacy or expertise. If a third-party search firm is paid a fee for a search it identifies potential candidates, meets with appropriate members of management to clarify issues and requirements, communicates with candidates, arranges for interviews with management and directors, and prepares materials for consideration by the Committee. The Committee also considers any recommendations of shareholders as to candidates for Board membership. Any shareholder who desires to propose to the Committee a candidate for Board membership should send to the attention of the Corporate Secretary of the Company a letter of recommendation containing the name and address of the proposing shareholder and the proposed candidate, a written consent of the proposed candidate and a complete business, professional and educational background of the proposed candidate. Candidates recommended by shareholders following this process will be evaluated by the Committee using the same criteria used to evaluate other director candidates. The Compensation and Governance Committee also evaluates the performance of and makes compensation recommendations to the Board for the Company's senior management, including the Chief Executive Officer. It also directs the administration of and makes various determinations under the management incentive plans, appoints members of senior management to have responsibility for the design and administration of employee benefit plans and reviews employee benefit plan investment performance and policies. Members of this Committee are Ms. Szostak (Chairperson), Ms. Bertini, Ms. Roché and Messrs. Lee, Marbut and Parker, and all such members are independent in accordance with New York Stock Exchange listing standards.

        The Executive Committee, which did not meet in 2005, has most of the powers of the Board and can act when the Board is not in session. Members of this Committee are Messrs. Goings (Chairperson), Grum, Lee and Ms. Szostak.

Board Meetings and Annual Meeting of Shareholders and Directors' Attendance

        There were eight Board meetings held in 2005. No director attended fewer than 75 percent of the aggregate of Board meetings and committee meetings on which the director served as a committee member. The Board has adopted Corporate Governance Principles which are set forth on the Company's website and which provide, in part, that directors should be available to attend scheduled and special Board and committee meetings on a consistent basis and in person, as well as to attend the annual meeting of shareholders. With the exception of one director, all directors attended the Annual Meeting of Shareholders in 2005.

Corporate Governance

        The Board has established corporate governance guidelines, a code of conduct for its officers, employees and directors, a code of ethics for financial executives and charters for the key committees of its Board of Directors. These corporate governance documents may be viewed by accessing the Company's website at www.Tupperware.com. Copies of these documents may be obtained through a request in writing to the Corporate Secretary's Department, Tupperware Brands Corporation, P.O. Box 2353, Orlando, Florida 32802-2353. The Company will, to the extent required by law, disclose on its website if and when there are any waivers of or amendments to its code of conduct or code of ethics.

        In addition, the Company has implemented written, telephonic and electronic means for interested parties to communicate directly with the Company's compliance officers or with the non-management members of the Company's Board of Directors. Communications from interested parties to non-management directors are routed to the chairperson of the Audit and Corporate Responsibility Committee of the Board of Directors, who then determines whether such communication shall be distributed to all non-management directors, makes such distribution, if so determined, and oversees any reaction to such communications by the Board of Directors, if appropriate. Instructions regarding the various means to communicate with the Company's compliance officers or the Board of Directors are located at Tupperware.com\Investor Relations\Corporate Governance\Code of Conduct or Contact the Board. These procedures allow for such communications to be confidential, and if desired, anonymous.

        Each regularly-scheduled meeting (excluding telephonic meetings) of the Board of Directors includes an executive session of the non-management members of the Board of Directors. The Board of Directors has determined that the presiding director of such sessions shall be the chairperson of the Compensation and Governance Committee of the Board of Directors.

        The Board of Directors has affirmatively determined that each non-management member of the Board (or entity with which such director is affiliated) has no material relationship with the Company, taking into consideration all relevant facts and circumstances, including without limitation, commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships and the categorical standard discussed below, and therefore that all such members are independent. The Board of Directors has adopted a categorical standard which permits such a relationship to exist in which the annual financial amount involved in the relationship does not exceed the greater of $1 million or two percent of the consolidated gross revenue of the Company or the organization with whom the non-management director is affiliated, whichever is lower. Any such permitted relationship shall be deemed immaterial and shall not constitute a conflict of interest preventing a determination that a director is independent.

SECURITY OWNERSHIP OF MANAGEMENT

        The following table sets forth the number of shares of the Company's common stock beneficially owned by each of the directors, by each of the executive officers named in the Summary Compensation Table and by all directors and all executive officers of the Company as a group on March 20, 2006, unless otherwise indicated in the footnotes. Each of the following persons and members of the group had sole voting and investment power with respect to the shares shown unless otherwise indicated. No director or officer owns more than 1 percent of the Company's common stock, except Mr. Goings, who owns 3.46 percent. Directors and officers as a group own 7.46 percent.

Name	Sole Ownership	Shared Ownership or held by or for Family Members	Shares that may be acquired within 60 days of March 20 (1)	Restricted Stock (2)	Retirement Savings Plan-401(k)	Total Shares Beneficially Owned
Catherine A. Bertini	2,652	0	8,243	0	0	10,895
Rita Bornstein	7,368	0	28,243	0	0	35,611
Kriss Cloninger III	8,866	0	16,243	0	0	25,109
R. Glenn Drake	12,903	0	199,575	18,000	26,471	256,949
E.V. Goings	271,474	400,000	1,282,350	142,000	2,584	2,098,408
Clifford J. Grum	20,705	23,000	33,243	0	0	76,948
David T. Halversen	7,549	0	145,854	18,000	8,697	180,100
Joe R. Lee	21,081	0	31,243	0	0	52,324
Bob Marbut	28,145	0	29,486	0	0	57,631
Angel R. Martinez	1,183	4,398	21,243	0	0	26,824
Robert J. Murray	8,638	0	12,486	0	0	21,124
David R. Parker	13,723	0	30,743	0	0	44,466
Michael S. Poteshman	9,400	0	95,457	12,000	2,861	119,718
Joyce M. Roché	9,753	0	21,864	0	0	31,617
Thomas M. Roehlk	0	17,040	194,653	12,000	15,969	239,662
J. Patrick Spainhour	1,376	0	4,243	0	0	5,619
M. Anne Szostak	7,255	0	21,243	0	0	28,498

Subtotal	432,071	444,438	2,176,412	202,000	56,582	3,311,503

All directors and executive officers as a group (29) (including the named individuals above)	552,073	446,249	3,123,514	295,000	100,834	4,517,670

(1)
Includes stock options granted under the Company's 1996, 2000 and 2002 Incentive Plans and the Director Stock Plan. It also includes the 4,000 shares to be subject to stock options that will be granted automatically to each Director on May 17, 2006 under the Director Stock Plan. In addition, it includes the estimated shares of common stock that will be paid in lieu of cash fees under the Director Stock Plan at the end of the first quarter of 2006.

(2)
Sole voting and no investment power.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        The following table sets forth information with respect to any person who is known to be the beneficial owner of more than 5 percent of the Company's common stock, which is the Company's only class of outstanding voting securities.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Capital Research and Management Company 333 South Hope Street Los Angeles, CA 90071	6,365,000	(1)	10.6
Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302	5,251,200	(2)	8.75

(1)
As of December 31, 2005, Capital Research and Management Company held sole dispositive power and no voting power with respect to such shares, according to its Schedule 13G/A filed on February 10, 2006.

(2)
As of December 31, 2005, Lord, Abbett & Co. LLC held sole voting and dispositive power with respect to such shares, according to its Schedule 13G/A filed on February 1, 2006.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of the common stock of the Company, to file with the Securities and Exchange Commission reports relating to their ownership of the Company's common stock and changes in such ownership. For its 2005 fiscal year, the Company believes all Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with.

INDEBTEDNESS OF MANAGEMENT

        E. V. Goings, the Company's Chairman and Chief Executive Officer, was indebted to the Company at the end of 2005 in the amount of $ 7,260,535 as a consequence of a loan from a subsidiary of the Company. The Company loaned $7.65 million to Mr. Goings in 1998 to enable him to purchase 400,000 shares of the common stock of the Company. The shares were purchased in 1998 in the open market and are pledged to secure the repayment of the loan, which is non-interest bearing and non-recourse to Mr. Goings. Mr. Goings may prepay the loan in whole or in part and receive a pro rata release of the shares which secure the loan, based on the amount of the loan outstanding compared with the original amount of the loan. Ten percent of any annual bonus awards payable to Mr. Goings must be used to reduce the balance of the loan. The loan matures on November 12, 2006. An additional amount of indebtedness of Mr. Goings is described in the following paragraph.

        In October 2000, a subsidiary of the Company adopted the Management Stock Purchase Plan, pursuant to which and since such time such subsidiary has loaned a total of approximately $5,530,189 million to current employees. Of such amount $4,586,843 million has been loaned to eight current executive officers of the Company. The loans bear interest at various rates of interest ranging from 5.21 to 5.96 percent per annum, are recourse to the borrowers and mature over an eight-year period from their origination. The proceeds of the loans were used to purchase shares of common stock of the Company, which were pledged to secure the repayment of the loans. The outstanding principal amounts of indebtedness under the loan program for each executive officer as of December 31, 2005 were as follows: Carl Benkovich, $140,021; Lillian D. Garcia, $279,708; E. V. Goings, $2,372,503; Josef Hajek, $240,298; C.

Morgan Hare, $419,255; Michael S. Poteshman, $112,061; Christian E. Skroeder, $674,071; and José R. Timmerman, $348,921. The largest aggregate amounts of indebtedness by such officers at any time during 2005 were as follows: Mr. Benkovich, $140,021; Ms. Garcia, $369,661; Mr. Goings, $10,574,606; Mr. Hajek, $240,298; Ms. Hare, $419,255; Mr. Poteshman, $149,754; Mr. Skroeder, $1,019,589; and Mr. Timmerman, $461,259.

        The purpose of all of the foregoing loan transactions was to enable the borrowers to substantially increase their ownership in the common stock of the Company and to serve as an incentive for performance to increase shareholder value. Based upon the provisions of the Sarbanes-Oxley Act of 2002, no further loans to our executive officers or directors under this plan, or otherwise, will be permitted.

REPORT OF THE AUDIT AND CORPORATE RESPONSIBILITY COMMITTEE

        The Audit and Corporate Responsibility Committee (under this heading, the "Committee") has reviewed and discussed with management the audited financial statements of the Company for the year 2005, which management has represented to the Committee have been prepared in accordance with accounting principles generally accepted in the United States of America and PricewaterhouseCoopers LLP has concurred in such representation in its opinion relating to such audited financial statements. The Committee discussed with representatives of PricewaterhouseCoopers LLP, the Company's independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards 61. In addition, the Committee received from PricewaterhouseCoopers LLP the written disclosures required by the Independence Standards Board Standard Number 1 (Independence Discussions with Audit Committee) and has discussed with that firm its independence, and has considered whether the provision of non-audit services is compatible with maintaining such firm's independence.

        Management has responsibility for establishing and maintaining the Company's internal control system and its financial reporting process, and PricewaterhouseCoopers LLP has responsibility for auditing the Company's consolidated financial statements, its process for evaluating its internal controls and its internal control system in accordance with auditing standards generally accepted in the United States of America and issuing an audit report. The Committee monitors and oversees these processes.

        Based upon the foregoing disclosures, representations, reports and discussions, the Committee recommended to the Board of Directors that the audited financial statements for the Company's 2005 fiscal year be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005.

                      Audit and Corporate Responsibility Committee
                      Clifford J. Grum, Chairperson
                      Dr. Rita Bornstein
                      Kriss Cloninger III
                      Angel R. Martinez
                      Robert J. Murray
                      J. Patrick Spainhour

REPORT OF THE COMPENSATION AND GOVERNANCE COMMITTEE
ON EXECUTIVE COMPENSATION

        The Compensation and Governance Committee (under this heading, the "Committee") is responsible for the establishment, oversight and administration of executive compensation, management incentive plans and stock-based incentive plans. It appoints members of senior management to have authority over the design and administration of other employee benefit plans.

Executive Compensation Philosophy

        The executive compensation program is designed to achieve two principal objectives. First, the program is intended to be fully competitive to enable the Company to attract, motivate and retain talented executives. Second, the program is intended to create an alignment of interests between the Company's executives and shareholders. As a result, a significant portion of each executive's compensation varies with Company performance.

        The Committee's philosophy is to pay competitive annual salaries, coupled with a leveraged incentive system that pays more than competitive total compensation for performance exceeding financial goals, and less than competitive total compensation for performance below financial goals. The leveraged incentive system consists of annual cash incentive compensation and equity compensation.

        The Committee assesses compensation competitiveness by referring annually to a variety of compensation survey data furnished by prominent international consulting firms. The data include market values (medians and/or averages) for salaries, bonuses, total cash compensation, stock options and various other long-term incentives provided by companies with which the Company may compete for executive talent. In addition, the Committee refers to benchmarks of total compensation for the Company's most senior executives, derived from a group of consumer products companies whose businesses are felt to be similar to the Company's. The companies whose data are represented in these various surveys include companies of varying performance levels, and are many of the same companies that comprise the comparator group indices in the Performance Graph included in this proxy statement.

        Based on studies supplied by an independent consultant, the Committee believes that the Company's compensation program for the Named Officers, as defined below, has the following characteristics that serve to align executive interest with long-term shareholder value creation:

  •
  Emphasizes "at risk" pay such as annual cash incentives and stock options.

  •
  Emphasizes long-term compensation in the form of various equity programs.

  •
  Provides rewards based primarily on financial results and only secondarily on individual performance against individual objectives.

Section 162(m) of the Internal Revenue Code establishes certain requirements in order for compensation exceeding $1 million earned by certain senior executives to be deductible. The Company's executive compensation programs have been structured to comply with Section 162(m). The actions of the Committee regarding the compensation paid, or to be paid, to executive management have also complied with Section 162(m); however, the Committee reserves the right to forego deductibility if, in its discretion, it believes a particular compensation program or payment or Committee action is consistent with the overall best interests of the Company and its shareholders.

Annual Salaries

        Salary ranges governing executives, including the Chief Executive Officer (the "CEO") and the other four most highly compensated executive officers of the Company (under this heading, the "Named Officers"), are established annually based on the competitive data described earlier. Within those ranges, individual salaries vary based upon the individual's work experience, performance, level of responsibility, impact on the business, tenure and potential for advancement within the organization. Annual salaries for newly hired executives are determined at time of hire taking into account the above factors other than tenure. Under the Company's general compensation policy, salary increase consideration is conducted at 12 month intervals. Tally sheets are provided to the Committee for each officer, showing the impact of salary increases on other elements of compensation and benefits.

        Individual salary increases are based primarily on the performance of the individual executives and on the overall performance of the Company in the case of the CEO. Salary adjustments for the CEO and the other Named Officers are subject to approval by the full Board, based upon the recommendation of the Committee.

Incentives

        One part of the Company's leveraged incentive system is the cash incentive program. This incentive program for executives is based on financial performance and is designed to promote the annual and longer-term objectives of the organization. Participants include the CEO, the other Named Officers, and other management employees whose contributions influence results. The target annual incentive opportunities of the CEO and the other Named Officers are subject to Committee review and approval annually and are established as a percentage of salary based on job level, impact on results and the competitive data referred to previously. The CEO's and the other Named Officers' targets range from 50-100 percent of annual salary, and awards based on financial performance range from 0-300 percent of target. Financial goals are subject to review and approval by the Committee at the beginning of each year. For 2005 the financial measure for executive level incentives were segment profit and/or net income after tax.

        In 2005 the Company continued to provide a long-term cash incentive in the form of a performance share program based upon achievement of Company financial performance, which is designed both to promote the long-term objectives of the organization and to serve as a retention incentive. Participants include the CEO and other Named Officers as well as selected executives who are in a position to make substantial contributions to the accomplishment of the long-term financial objectives of the Company. Financial objectives are based upon three-year cumulative earnings per share and three-year cumulative free cash flow. Every year begins a new three-year measurement period. The amount of potential bonus awards under the performance share program is based upon a fixed number of shares dependent upon the level of the participant. Participants in this program receive a reduced annual stock option grant from what would otherwise be granted absent such participation.

        One Named Officer, in addition to the CEO, received incentive compensation in 2005 based upon sale proceeds relating to real estate development.

        For all incentive programs, the Committee verifies the actual performance achieved as a precondition to approving awards and reserves the right to adjust any formula-based award that, in its judgment, is inappropriate in light of overall results and circumstances. The Committee has reserved the right to interpret financial results and to determine the proper treatment of changes in accounting standards, non-recurring events, capital gains and losses and changes in capital structure of the Company. The Committee's discretion generally is limited to reducing or withholding awards. Performance targets are established so as to include or exclude the effects of transactions or events, such that the Committee can effectively modify awards through the use of "negative discretion."

Restricted Stock

        In 2005 the Company made grants of restricted stock to the CEO and the other Named Officers, and to select key employees having strategic impact on revenue generation, product, staffing, technology, pricing, controls, investment or policy matters. The main purpose was to provide motivation and a retention incentive. The amount of restricted stock granted was dependent upon the level of the participant. Participants in this program received a reduced annual stock option grant from what would otherwise have been granted absent such participation.

Stock Options

        The grant of stock options to key employees encourages equity ownership and closely aligns management interest with the interests of other shareholders. Additionally, because options are generally subject to forfeiture if the employee leaves the Company prior to their becoming exercisable, options provide an incentive to remain with the Company long term. The Company has requirements regarding the accumulation of designated levels of Company stock over time by officers, and the exercise of options provides one way by which officers can meet the requirements.

        Stock options are granted annually to the CEO and the other Named Officers, and to other key employees having strategic impact on revenue generation, product, staffing, technology, pricing, controls, investment or policy matters. The options granted have an exercise price equal to the fair market value on the date of grant. In 2005, the size of the annual stock option grants to the CEO, other Named Officers and selected executives who participate in the performance share program and restricted stock program described above were reduced from previous years' grants in recognition of such participation. The size of the annual 2005 stock option grant for the executive officers as a group is at the median of the competitive norms after considering the impact of restricted stock and the Performance Share Program.

Corporate Performance & CEO Pay

        Performance in 2005 resulted in net income of $86.2 million. This represented a 2 percent decrease from 2004 net income of $86.9 million. Excluding from both years land gains, restructuring costs, a gain associated with settling income taxes with the Company's former parent, as well as financing, transaction and purchase accounting amortization costs associated with the acquisition of the Company's International Beauty segment, net income before accounting charges increased 9% to $90.5 million from $83.3 million in 2004.

        In 2005 Mr. Goings' salary was $975,000, an 8.3% increase from $900,000. Mr. Goings last salary increase was in 2002. Mr. Goings' incentive bonus target remained the same at 100% of base salary in 2005 with a potential to earn a stretch payout based on net income performance beyond target levels and achieving cash flow goals. Based on a comparison of Mr. Goings' total compensation package (salary, incentives at target, stock options, benefits and perquisites) with the total compensation packages of the CEOs in benchmark companies referred to previously, Mr. Goings' total compensation opportunity at target incentive achievement is at the market median. For 2005 Mr. Goings received an annual incentive bonus payout of $1,608,750 based on company financial performance and also received a real estate incentive payout of $58,825 for land sold in 2005. In addition, Mr. Goings' received a cash payout of $1,051,390 under the 2003 Performance Share Plan for achieving the company's three year aggregate cash goals.

        The Committee provided a one-time 100,000 share restricted stock grant to Mr. Goings as a retention award that will provide Mr. Goings with an incentive to remain at the Company until January 1, 2011. The Committee granted an option to Mr. Goings to purchase 127,500 shares of the Company's common stock and 18,000 shares of restricted stock under the Company's annual stock incentive program. In addition, the Committee also issued 60,000 Performance Share Units to Mr. Goings under the Performance Share Program.

                      Compensation and Governance Committee
                      M. Anne Szostak, Chairperson
                      Catherine A. Bertini
                      Joe R. Lee
                      Bob Marbut
                      David R. Parker
                      Joyce M. Roché

PERFORMANCE GRAPH

        The following performance graph compares the performance of the Company's common stock to the Standard & Poor's 400 Mid-Cap Stock Index and the Standard & Poor's 400 Mid-Cap Consumer Discretionary Index. The graph assumes that the value of the investment in the Company's common stock and each index was $100 at December 30, 2000 and that all dividends were reinvested. The Company is included in both indices.

Measurement Period (Fiscal Year Ended)	Tupperware Brands Corporation	S&P 400 Mid-Cap	S&P 400 Mid-Cap Consumer Discretionary Index
12/30/2000	100.00	100.00	100.00
12/29/2001	99.00	100.55	115.15
12/28/2002	80.19	84.48	105.48
12/27/2003	95.71	114.51	144.66
12/25/2004	120.14	133.21	170.89
12/31/2005	135.04	149.94	176.19

SUMMARY COMPENSATION TABLE

        The following table sets forth the compensation, attributable to all service in the fiscal years 2005, 2004 and 2003, paid to or deferred by those persons who were, at the end of the 2005 fiscal year, (i) the Chief Executive Officer, and (ii) the other four most highly compensated executive officers of the Company (the "Named Officers"):

Long-Term Compensation
Awards
Annual Compensation
Restricted Stock Awards ($)(3)
Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Other Annual Compensation ($)(2)		Securities Underlying Options (#)	All Other Compensation ($)(4)
E. V. Goings Chairman and Chief Executive Officer	2005 2004 2003	935,619 910,188 909,852	1,667,890 2,003,248 282,943	1,462,762 420,363 435,578	2,771,820 218,760 175,560	127,500 75,700 75,700	247,035 39,371 80,508
R. Glenn Drake Group President, North America, Europe, Africa & the Middle East	2005 2004 2003	331,196 321,217 315,601	87,409 236,444 131,285	131,421 0 0	140,940 109,380 87,780	4,000 3,200 3,200	54,545 13,239 37,663
David T. Halversen Group President, Latin America, Asia Pacific & BeautiControl Worldwide	2005 2004 2003	293,279 258,160 249,480	198,712 289,558 73,297	131,421 0 0	140,940 109,380 87,780	3,000 0 0	61,950 9,349 27,700
Michael S. Poteshman Executive Vice President & Chief Financial Officer	2005 2004 2003	278,286 237,205 185,630	306,363 231,289 196,856	41,526 45,260 263,726	93,960 72,920 58,520	15,000 2,000 20,000	43,587 12,349 23,977
Thomas M. Roehlk Executive Vice President and Chief Legal Officer & Secretary	2005 2004 2003	283,138 260,211 257,782	345,253 357,104 77,735	65,710 0 0	93,960 72,920 58,520	9,000 2,000 2,000	51,497 12,955 60,281

(1)
Includes amounts held in the Retirement Savings Plan that were deferred pursuant to Section 401(k) of the Internal Revenue Code (the "Code") and amounts deferred under the Supplemental Plan (see footnote 4), as well as Code Section 125 contributions to the Flexible Benefits Plan.

(2)
For Mr. Goings, the amount includes imputed income for deemed interest ($411,372) in 2005, which he is not obligated to pay under a loan transaction described under the caption "Indebtedness to Management" due to the non-interest bearing nature of the loan. This includes payments under the 2003-2005 Performance Share Plan as follows: Mr. Goings, $1,051,390; Mr. Drake, $131,421; Mr. Halversen, $131,421; and Mr. Roehlk, $65,710. For Mr. Poteshman such amount represents expatriate costs associated with his assignment to the Company's European headquarters.

(3)
Represents the market value on the date of grant of the restricted stock. Dividends are paid on such shares. The number, vesting schedule and value of restricted stock held at the end of the 2005 fiscal year are as follows:

				Vesting Schedule
Name	Date of Grant	Number of Shares Held	Value ($)
				Date
E.V. Goings	11/17/05	18,000	403,200	11/17/08
	08/24/05	100,000	2,240,000	01/01/11
	11/17/04	12,000	268,800	11/17/07
	11/19/03	12,000	268,800	11/19/06
R. Glenn Drake	11/17/05	6,000	134,400	11/17/08
	11/17/04	6,000	134,400	11/17/07
	11/19/03	6,000	134,400	11/19/06
David T. Halversen	11/17/05	6,000	134,400	11/17/08
	11/17/04	6,000	134,400	11/17/07
	11/19/03	6,000	134,400	11/19/06
Michael S. Poteshman	11/17/05	4,000	89,600	11/17/08
	11/17/04	4,000	89,600	11/17/07
	11/19/03	4,000	89,600	11/19/06
Thomas M. Roehlk	11/17/05	4,000	89,600	11/17/08
	11/17/04	4,000	89,600	11/17/07
	11/19/03	4,000	89,600	11/19/06
(4)
For 2005, this column includes annual contributions by the Company for Messrs. Goings, Drake, Halversen and Roehlk to the Retirement Savings Plan, and amounts credited by the Company with respect to such officers to the Company's Supplemental Plan (which provides benefits to which they would have been entitled under the Retirement Savings Plan, but for the benefit limits imposed by the Code) as follows: Mr. Goings, $15,150 and $231,885; Mr. Drake, $15,150 and $39,395; Mr. Halversen $15,150, and $46,800; Mr. Roehlk, $15,150, and $36,347 and Mr. Poteshman, $16,200 and $27,387.

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides information as of December 31, 2005 regarding the Company's common stock that may be issued under equity compensation plans currently maintained by the Company.

Plan Category	(a) Number of securities to be issued upon the exercise of outstanding options and rights	(b) Weighted-average exercise price of outstanding options and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders (1)	8,991,201	$19.76	2,074,524
Equity compensation plans not approved by security holders (2)	0	N/A	0

Total	8,991,201	$19.76	2,074,524	(3)

(1)
The following plans have been approved by the Company's shareholders: 1996 Incentive Plan, 2000 Incentive Plan, 2002 Incentive Plan and Director Stock Plan.

(2)
The Company has no plans which have not been approved by shareholders.

(3)
All of such shares could be used for stock appreciation rights in lieu of stock options, and of such number of securities available for issuance, 22,844 could be utilized for the grant of restricted stock awards as follows: 8,844 shares under the 2000 Incentive Plan and 14,000 shares under the 2002 Incentive Plan. In addition, approximately 309,110 shares remaining in the reserve pool of the Director Stock Plan as of December 31, 2005 could be used either for grants to a director after the initial three months of service or to compensate a director in the form of an annual retainer fee.

STOCK OPTIONS

        The following tables show option grants, exercises and fiscal year-end intrinsic values of stock options for the Named Officers under the Company's 1996 and 2002 Incentive Plans. The Plans permit the grant of stock appreciation rights.

Option Grants in Last Fiscal Year

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)(1)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date	Grant Date Present Value ($)(2)
E. V. Goings	127,500	17.52	23.49	11/16/2015	444,720
R. Glenn Drake	4,000	0.55	23.49	11/16/2015	13,952
David T. Halversen	3,000	0.41	23.49	11/16/2015	10,464
Michael S. Poteshman	15,000	2.06	23.49	11/16/2015	52,320
Thomas M. Roehlk	9,000	1.24	23.49	11/16/2005	31,392

(1)
These options will become exercisable 1/3 each year commencing on November 17, 2006. The exercise price of these stock options is the average of the high and low price of the Company's common stock on the date of grant. The term of each option is 10 years. In the event of a Change of Control of the Company, all options will become immediately exercisable.

(2)
The Black-Scholes option pricing model was used assuming a dividend yield of 4.2 percent, a risk-free interest rate of 4.4 percent, an expected stock price volatility based on historical experience of 30.8 percent and an expected option life based on historical experience of six years. The attribution of values with the Black-Scholes model to stock option grants requires adoption of certain assumptions, as described above. While the assumptions are believed to be reasonable, the reader is cautioned not to infer a forecast of earnings or dividends either from the model's use or from the values adopted for the model's assumptions. Any future values realized will ultimately depend upon the excess of the stock price over the exercise price on the date the option is exercised.

Aggregate Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

			Number of Securities Underlying Unexercised Options at FY-End (#)		Value of Unexercised In-The-Money Options at FY-End ($)(1)
Name	Shares Acquired on Exercise (#)	Value Realized ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
E. V. Goings	0	0	1,282,350	452,350	4,648,658	2,016,018
R. Glenn Drake	0	0	199,575	58,125	870,672	346,158
David T. Halversen	0	0	145,854	33,346	520,809	196,035
Michael S. Poteshman	0	0	95,457	35,243	377,729	136,449
Thomas M. Roehlk	0	0	194,653	46,947	671,957	242,957

(1)
Represents the difference between the fair market value at fiscal year-end of the common stock underlying the option and the exercise price.

Long-Term Incentive Plan Awards

        The following table sets forth the long-term incentive opportunity for the three-year cycle of 2005 through 2007 under the Company's Performance Share Plan. Payment of awards, if any, would occur in 2008 based on actual performance for the three-year period.

Long-Term Incentive Plans—Awards in Last Fiscal Year

			Estimated Future Payouts under Non-Stock Price-Based Plans (1)
		Performance or Other Period Until Maturation or Payout
	Number of Shares, Units or Other Rights (#)
Name			Threshold (#)	Target (#)	Maximum (#)
E. V. Goings	40,000	3 years	0	40,000	60,000
R. Glenn Drake	5,000	3 years	0	5,000	7,500
David T. Halversen	5,000	3 years	0	5,000	7,500
Michael S. Poteshman	2,500	3 years	0	2,500	3,750
Thomas M. Roehlk	2,500	3 years	0	2,500	3,750

(1)
This represents a range of performance units at varying levels of Company performance. Payments in cash would be the product of the number of units earned depending upon Company performance in the 3-year period times the average closing stock price over a 60-day period.

        The Named Officers participate in the Performance Share Plan under the Corporation's 2002 Incentive Plan. Financial objectives are based upon three-year cumulative earnings per share and cash flow before financing activities, subject to adjustment for certain non-recurring items, with every year beginning a new three-year measurement period. The amount of potential bonus awards is based upon a fixed number of shares depending upon the level of the participant.

Retirement Plans

        Messrs. Goings, Drake, Halversen, Poteshman and Roehlk (the "Named Officers") participate in the Company's Base Retirement Plan (the "Base Plan") at 1 percent of total cumulative qualifying career pay through June 30, 2005. As of June 30, 2005 the Base Plan was frozen and the accrual of future benefits ceased. Such amount is payable in lump sum distribution or monthly annuity as requested by the participant. Compensation covered by the Base Plan included salary and annual bonus paid in the calendar year, but did not include any long-term incentive or other cash payments. Credited years of service for each of the Named Officers are: Mr. Goings, 13.08; Mr. Drake, 21.92; Mr. Halversen, 10.83; Mr. Poteshman, 12.25 and Mr. Roehlk, 22.25. Benefits are computed on a straight-life annuity basis and are not subject to any deductions for social security or other offset amounts. The estimated annual benefits payable upon retirement at normal retirement age for each of the Named Officers under the Base Plan are: Mr. Goings, $134,261; Mr. Drake, $48,809; Mr. Halversen, $30,081; Mr. Poteshman, $24,871 and Mr. Roehlk, $49,385. The estimates take into account participation in the Base Plan, any predecessor plan formula, and the Company's Supplemental Plan ("Supplemental Plan"), which was also frozen as of June 30, 2005 and provides benefits from general assets of the Company that would otherwise be payable from plans but for the benefit limits imposed by the Code.

        In conjunction with the freeze of the Base Plan and Supplemental Plan, the Company increased its contribution under its Retirement Savings Plan from 3% of salary and bonus up to the social security wage base to 5%. In addition, effective July 1, 2005, the Company implemented an enhancement to the Supplemental Plan whereby associates at the director level and above (excluding Chairman & CEO) having base salary greater than $120,000 as of June 30, 2005 receive a contribution into the unfunded benefit plan. The contribution amount is expressed as a percentage of base pay in excess of $120,000 and is dependent upon the eligible associate's age at the end of that year. The percentages range in amount from 2% for an eligible associate under the age of 40 to 12% for an eligible associate age 60 or higher. The amount of the contribution is also capped depending upon age. The caps range from $500 to $13,000 (under age 40; age 60 or higher). The 2005 contribution for each of the eligible Named Officers are: Mr. Drake, $7,250; Mr. Halversen, $13,000; Mr. Poteshman $1,500 and Mr. Roehlk, $9,000.

        Mr. Goings participates in a supplemental executive retirement plan ("SERP"), which provides for benefits at 3 percent of final average SERP pay multiplied by the credited years of service. Final average SERP pay means the highest average cash compensation, taking into account salary plus bonus, over a consecutive three-year period during the last five years of credited service. Mr. Goings has 13.08 years credited service under the SERP, and the estimated annual benefits payable upon retirement at normal retirement age for Mr. Goings are $809,467 after offsetting other company benefits assuming 100% of target annual bonus in SERP pay.

Compensation of Directors

        Non-employee directors of the Company receive (i) an annual retainer fee of $40,000, (ii) an annual stock option grant to purchase 4,000 shares of the Company's common stock at the fair market value of the common stock on the date of grant, (iii) for committee chairpersons, a retainer of $15,000 per year (other than the Executive Committee) and (iv) a fee of $1,500 for each meeting of the Board and for each meeting of any committee attended (except in the case of telephonic meetings of the Audit and Corporate Responsibility Committee to review the financial statements prior to the Company's release of earnings, for which directors are paid $500 for each such meeting). Subject to the approval of stockholders in connection with the Company's 2006 Annual Meeting, the Company's Director Stock Plan is being amended to (i) permit the issuance of restricted stock and restricted stock units, and (ii) grant to the Compensation and Governance Committee of the Board of Directors of the Company the authority to issue stock-based awards to directors in amounts greater than the current limit of 4,000 shares annually.

        Such non-employee directors receive one-half of their annual retainer fees in stock and the balance, at their election, in stock or cash. The Director Stock Plan also provides that a grant of 1,000 shares of Tupperware Common Stock be made to each new non-employee director after three months of service on the Board.

        Non-employee directors may also participate in the Company's Matching Gift Program. Under the Program, the Company will match dollar for dollar up to $3,500 of a director's charitable gift to eligible organizations and institutions. Non-employee directors also receive compensation in the form of merchandise generally not exceeding $2,000.

Change of Control Agreements and Severance Agreement

        The Company has entered into a change of control employment agreement (collectively, the "Change of Control Agreements") with each of its executive officers including the CEO and the Named Officers. The purpose of these agreements is to assure stockholders that the business of the Company will continue with a minimum amount of disruption in the event of a change of control or attempted change of control of the Company. Under the terms of the Change of Control Agreements, a change of control is defined as the acquisition of 15 percent or more of the Company's Common Stock or voting securities of the Company by a person or group, certain changes in the majority of the Company's Board, certain mergers involving the Company or the liquidation, dissolution or sale of all or substantially all of the assets of the Company. If within three years of a change of control, the Company terminates any such officer's employment (other than for cause or disability) or any such officer terminates his employment for good reason, or, during the 30-day period beginning one year after a change of control, any such officer terminates his employment for any reason, such officer will be entitled to, among other things, his or her base salary and pro rata bonus through the date of termination; the amount of any compensation previously deferred and any accrued vacation pay, in each case, to the extent not yet paid; three times the sum of his or her base salary and the greater of any incentive award for the most recently completed fiscal year, and the average of the higher of the actual incentive award and the target incentive award (on a year-by-year basis) for the last three years; and continued participation in the Company's welfare plans for the remainder of such three-year period (other than medical benefits which will, under certain circumstances, be continued for the lifetime of such officer). Additionally, if any payment or distribution by the Company or any subsidiary or affiliate to an officer who is party to a Change of Control Agreement would be subject to any excise tax as an "excess parachute payment," then such officer will be entitled to receive an additional gross-up payment in an amount such that after payment of all taxes by such officer attributable to such additional gross-up payment, such officer is in the same after-tax position as if no excise tax had been imposed on such officer.

        The Company has also entered into a severance agreement with E.V. Goings pursuant to which Mr. Goings could be paid two times the sum of his base salary and target bonus and receive other benefits in the event his employment was terminated without cause even in the absence of a change in control. The other benefits include the vesting of all long-term incentive awards and twenty-four months of continued medical and dental insurance coverage. The payments under this contract would be reduced on a dollar-for-dollar basis by any amounts paid under a change of control arrangement.

2.    Proposal to Ratify the Appointment of Independent Registered Public Accounting Firm

        The Audit and Corporate Responsibility Committee has appointed PricewaterhouseCoopers LLP as independent registered public accounting firm of the Company for the fiscal year ending December 30, 2006, which appointment will be proposed for ratification at the annual meeting. PricewaterhouseCoopers LLP served as independent registered public accounting firm of the Company for fiscal year 2005.

        Services performed by PricewaterhouseCoopers LLP as independent registered public accounting firm for the 2005 fiscal year included, among others: the annual audit of the consolidated financial statements, the annual audit of the Company's internal controls and assessment of internal controls by management; audits of financial and related information included in filings with governmental and regulatory agencies, including audits of certain foreign subsidiaries in accordance with local statutory requirements and audits of domestic employee benefit plans; and consultations in connection with various financial reporting, accounting, tax and other matters.

        A representative of PricewaterhouseCoopers LLP will be present at the meeting to make a statement, if desired, and to respond to appropriate questions from shareholders.

Audit Fees

        The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company's annual financial statements and internal controls audits for fiscal years 2005 and 2004 and for reviews of the financial statements included in the Company's related Quarterly Reports on Form 10-Q during fiscal years 2005 and 2004 were $3,706,100 and $4,237,700, respectively.

Audit-Related Fees

        The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for audit-related activities for the Company for 2005 and 2004 were $59,000 and $64,000, respectively. Such fees involved the following activities: employee benefit plan audits, attestation services and consultations concerning financial accounting and reporting matters in the various countries in which the Company conducts business.

Tax Fees

        The aggregate fees billed by PricewaterhouseCoopers LLP for fiscal years 2005 and 2004 for tax-related services were $1,905,000 and $1,493,350 respectively. Such fees involved the following activities: tax compliance services, including the preparation of original and amended tax returns, claims for refunds and tax-payment planning services and transfer pricing documentation; and tax planning and tax advice, including assistance with tax audits and appeals, employee benefit plans, requests for rulings or technical advice from taxing authorities, bilateral advance pricing agreements, customs duty advice and competent authority proceedings. Of such tax fees paid to PricewaterhouseCoopers LLP in 2005, $988,147 related to tax compliance services and $916,853 related to tax planning and tax advisory services. In addition to the tax-related services of PricewaterhouseCoopers LLP, the Company incurred fees of approximately $2,271,757 for tax-related services of other accounting and law firms in 2005. Such fees included services relating to sales force tax issues, expatriate taxation, value-added taxes, payroll tax issues and income tax audit defense in major countries of operation.

All Other Fees

        The aggregate fees billed by PricewaterhouseCoopers LLP for fiscal years 2005 and 2004 for services other than those described in the preceding paragraphs, were $0 and $8,000. Such fees involved assistance provided in completing internal audits.

Approval of Services

        The Audit and Corporate Responsibility Committee's policy is to approve the audit and non-audit services and the fees related thereto to be provided by PricewaterhouseCoopers LLP in advance of the service. During 2005 the Committee approved all of the foregoing services of PricewaterhouseCoopers LLP rendered to the Company.

        The Board and the Audit and Corporate Responsibility Committee recommend that you vote
FOR the proposal to ratify the Audit and Corporate Responsibility Committee's appointment of
PricewaterhouseCoopers LLP as independent registered public accounting firm.

3.    Proposal to Amend the Tupperware Brands Corporation Director Stock Plan

        The shareholders are being asked to approve two amendments to the Tupperware Brands Corporation Director Stock Plan (the "Plan"). The following descriptions are subject to the provisions of the amendments, which are contained in Sections 2 and 9(d) of the Plan and are set forth in overstricken text and bold-faced type in Appendix A to this Proxy Statement. The Tupperware Board approved the amendments at its February 23, 2006 meeting, subject to shareholder approval.

        The Plan has existed since 1996 and will expire in 2016. Its purpose is to provide the ability for the Company's non-employee directors, of whom there are expected to be twelve following the May 17, 2006 annual meeting of shareholders, to acquire the Company's common stock in the course of their performance as directors and in substitution for or in addition to the payment of cash retainers. Under the existing provisions of the Plan, a director is required to receive one-half of his or her annual board retainer fee in the form of the Company's common stock. The director has the ability under the Plan to receive the remainder of the annual retainer fee in either cash or Company common stock. Each new director receives, after an initial 90 days service on the Board of Directors, 1,000 shares of the Company's common stock in consideration for the initial substantial effort a director must undertake to become thoroughly familiar with the Company and its board of directors. In addition, each director also currently receives an annual stock option grant for 4,000 shares of the Company's common stock at an exercise price of the market price of a share of common stock on the date of grant.

        The purposes of these amendments are: (1) to add restricted stock and restricted stock units as permissible equity-based awards under the plan, and (2) to provide the Compensation and Governance Committee of the Company with the authority to grant equity-based awards in amounts and with terms and conditions which permit the Company to attract and retain qualified directors.

Available Shares of Common Stock

        The number of shares of Common Stock of Tupperware available for stock-based awards under the Plan were, as of March 4, 2006, 309,110 shares.

Administration of the Plan

        The Plan will be administered by the Compensation and Governance Committee of the Tupperware Board of Directors (the "Committee") which shall be composed of non-employee, independent members of the Tupperware Board who shall qualify as "outside directors" pursuant to Section 162m of the Internal Revenue Code.

Types of Awards Available Under the Plan

        The following types of awards may be made under the Plan: initial stock awards, stock options, and subject to shareholder approval, restricted stock and restricted stock unit awards.

Initial Stock Awards

        A director receives an initial award of 1,000 shares of Common Stock of Tupperware after serving the first three months as a member of the Tupperware Board.

Stock Options

        Stock Options may be issued under the Plan in the form of "non-qualified" stock options. The exercise price of a stock option may not be less than the fair market value of the price of a share of common stock of Tupperware on the date of the grant, and no stock option may be repriced after grant without shareholder approval. The market value of a share of the Company's common stock as of March 20, 2006, was $20.55 per share. Payment of the exercise price of a stock option may be in cash, in shares having a fair market value equal to the aggregate exercise price, or a combination of cash and shares. Stock options may be exercisable at times and for periods as established by the Committee.

Restricted Stock and Restricted Stock Unit Awards

        The Committee may make Restricted Stock and Restricted Stock Unit Awards of Tupperware common stock which shall be subject generally to periods of restriction as determined by the Committee. Up to 100% of the remaining shares available for use under the Plan may be used as Restricted Stock and Restricted Stock Unit Awards. During periods of restriction, participants may vote the shares and, if permitted by the Committee, receive dividends declared upon the shares. Shares will be forfeited by participants if they cease to serve as directors of Tupperware prior to the lapse of restrictions, unless otherwise determined by the Committee.

Federal Income Tax Consequences

        The following is a summary of certain federal income tax consequences of awards made under the Plan, based upon the laws in effect on the date hereof. The discussion is general in nature and does not take into account a number of considerations which may apply in light of the circumstances of a particular participant under the Plan. The income tax consequences under applicable state and local tax laws may not be the same as under federal income tax laws.

        Initial Stock Award.    A participant will recognize compensation taxable as ordinary income upon the grant of an initial stock award and Tupperware will be entitled to a tax deduction at such time.

        Non-Qualified Stock Options.    A participant will not recognize taxable income at the time of grant of a non-qualified stock option, and Tupperware will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and Tupperware generally will be entitled to a corresponding deduction.

        Restricted Stock.    A participant will not recognize taxable income at the time of grant of shares of restricted stock, and Tupperware will not be entitled to a tax deduction at such time, unless the participant makes an election under Section 83(b) of the Code to be taxed at such time. If such election is made, the participant will recognize compensation taxable as ordinary income at the time of the grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in the case of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. Tupperware is entitled to a corresponding deduction at the time the ordinary income is recognized by the participant. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income, rather than dividend income. Tupperware will be entitled to a corresponding deduction.

        Restricted Stock Units.    A participant will not recognize taxable income at the time of grant of a restricted stock unit, and Tupperware will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income at the time of settlement of the award equal to the fair market value of any shares delivered and the amount of cash paid by Tupperware, and Tupperware will be entitled to a corresponding deduction.

        The foregoing general tax discussion is intended for the information of shareholders considering how to vote with respect to this proposal and not as tax guidance to participants in the Plan. Participants are strongly urged to consult their own tax advisors regarding the federal, state, local, foreign and other tax consequences to them of participating in the Plan.

General Provisions Relating to the Plan

        Any independent director of Tupperware is eligible to participate in the Plan. In the event of a Change of Control as defined by the Plan, all outstanding awards immediately shall become vested and exercisable, and any restrictions on restricted stock and restricted stock unit awards shall lapse.

        Awards under the Plan may not be transferred except by will or the laws of descent and distribution, if permitted by the Committee. The payment of awards under the Plan may be deferred under certain circumstances, at the discretion of the Committee. The Committee has the authority to establish the rights of participants in all events of termination of employment, including death, disability, retirement or resignation, except that termination for cause results in immediate forfeiture of any awards under the Plan that are not then exercisable or vested.

        The Tupperware Board may terminate, modify or amend the Plan, except that no modifications may be made which would adversely affect the interest of any director in awards previously granted without the directors' approval.

New Plan Benefit

        The number and amount of awards, if any, that an individual director may receive under the Plan is at the discretion of Committee and cannot be determined in advanced.

Approval

        The approval of the amendments require the affirmative vote of a majority of the votes cast at the meeting.

        The Board recommends that you vote FOR the proposal to amend the Director Stock Plan.

4.    Proposal to approve the Tupperware Brands Corporation 2006 Incentive Plan

        The shareholders are asked to approve the Tupperware Brands Corporation 2006 Incentive Plan (the "Plan").

        The Tupperware Board approved the Plan at its February 23, 2006 meeting, subject to shareholder approval.

        The purpose of the Plan is to promote the success and enhance the value of Tupperware by linking the personal interests of participants to those of the Company's stockholders and by providing participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of participants upon whose judgment, interest and special efforts the successful conduct of its operations largely is dependent.

        Since the Company's 2005 fiscal year ended and through March 20, 2006 stock options representing an additional 168,033 shares of the Company's common stock have been exercised and correspondingly reduce the total number of shares subject to outstanding options under the Company's other incentive plans existing as of December 31, 2005.

        The following description of the components of the Plan is subject to the Plan provisions as set forth in Appendix B to this Proxy Statement and capitalized terms used below are defined in the Plan.

Available Shares of Common Stock

        The number of shares of Common Stock of Tupperware available for stock-based awards under the Plan will be 2,395,000 after the Plan is approved by shareholders. Only 1,197,500 of such shares may be made available for the issuance of Restricted Stock and Restricted Stock Unit Awards under the Plan, and only 1,197,500 of such shares may be made available for the issuance of Performance Awards under the Plan. Any remaining shares available under the Company's existing incentive plans, which number 1,757,981 as of March 20, 2006, will be transferred to the Plan.

Administration of the Plan

        The Plan will be administered by the Compensation and Governance Committee of the Tupperware Board of Directors (the "Committee") which shall be composed of non-employee, independent members of the Tupperware Board who shall qualify as "outside directors" pursuant to Section 162m of the Internal Revenue Code. The Committee may delegate its duties to the Chief Executive Officer and other members of management, except that awards and matters relating to the officers of Tupperware shall be made or administered only by the Committee.

Types of Awards Available Under the Plan

        The following types of awards may be made under the Plan: performance awards, stock options, stock appreciation rights, restricted stock and restricted stock unit awards.

Performance Awards

        Performance awards may be used to create annual or long-term incentives, which will be major components of Tupperware's management incentive program. The Committee will have the discretion to establish the nature of the performance measures, the individual targets applicable to such measures and the maximum awards to participants, as well as the right to make adjustments that may be necessary. Goals may be established that focus on specific performance by individuals or units within Tupperware, as well as Tupperware as a whole. The Committee will establish target levels for each performance measure, with different levels of awards to be paid for each level. Different measures may be used for different management groups.

        These awards may be payable either in cash, shares, or a combination of cash and shares. Awards may also be established in which the Committee requires the payment of a purchase price.

        Performance measures may include any deemed appropriate by the Committee, including without limitation, one or any combination of the following: specified levels of net income or earnings per share from continuing operations, operating income, revenues, return on operating assets, return on equity, stockholder return (measured in terms of stock price appreciation) and/or total stockholder return (measured in terms of stock price appreciation plus cash dividends), achievement of cost control, working capital turns, inventory turns, cash flow, net income economic value added, segment profit, sales force growth, or stock price. Financial measurements used in performance measures may include or exclude certain events as determined by the Committee. The Committee retains the discretion to reduce performance-based incentive awards.

Maximums

        The maximum award payable under any single performance-based award in any year to any senior officer will be a maximum of 330 percent of salary. Awards paid will be based on a percentage of a participant's salary at the end of the performance period. Salaries will change from time to time. In no event will any cash incentive payouts to any executive officer exceed $4.0 million in any year, and in no event will a performance award in shares to any executive officer exceed 250,000 shares in any year. No single participant may be granted an option or stock appreciation right in any one year covering in excess of 750,000 shares. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares. It is not feasible to determine prospectively the benefits that participants under the Plan may receive since all awards are at the discretion of the Committee.

Stock Options and Stock Appreciation Rights

        Stock Options may be issued under the Plan in the form of "non-qualified" or "incentive" stock options. Stock appreciation rights may be issued either in tandem with Stock Options or on a freestanding basis. The exercise price of a stock option or stock appreciation right may not be less than the fair market value of the price of a share of common stock of Tupperware on the date of the grant, and neither stock options nor stock appreciation rights may be repriced after grant without shareholder approval. The market value of a share of the Company's common stock as of March 20, 2006, was $20.55 per share. Payment of the exercise price of a stock option may be in cash, in shares having a fair market value equal to the aggregate exercise price, or a combination of cash and shares. Stock options may be exercisable at times and for periods as established by the Committee, except that an "incentive" stock option may not be exercised beyond ten years from its date of grant.

Restricted Stock and Restricted Stock Unit Awards

        The Committee may make Restricted Stock and Restricted Stock Unit Awards of Tupperware common stock which shall be subject to periods of restriction as determined by the Committee. During periods of restriction, participants may vote the shares and, if permitted by the Committee, receive dividends declared upon the shares. Shares will be forfeited by participants if they cease to be employed by Tupperware prior to the lapse of restrictions, unless otherwise determined by the Committee.

General Provisions Relating to the Plan

        Any employee or prospective employee of or consultant or prospective consultant to, Tupperware and its subsidiaries as selected by the Committee is eligible to participate in the Plan. In the event of a Change of Control as defined by the Plan, all outstanding awards immediately shall become vested and exercisable, any restrictions on restricted stock and restricted stock unit awards shall lapse and all performance awards shall be deemed to be fully earned.

        Awards under the Plan may not be transferred except by will or the laws of descent and distribution, if permitted by the Committee. The payment of awards under the Plan may be deferred under certain circumstances, at the discretion of the Committee. The Committee has the authority to establish the rights of participants in all events of termination of employment, including death, disability, retirement or resignation, except that termination for cause results in immediate forfeiture of any awards under the Plan.

        The Tupperware Board may terminate, modify or amend the Plan, except that no modifications may be made without shareholder approval which would (i) increase shares available, (ii) modify eligibility requirement or (iii) materially increase benefits.

New Plan Benefit

        The number and amount of awards, if any, that an individual may receive under the Plan is at the discretion of Committee and cannot be determined in advanced.

Federal Income Tax Consequences

        The following is a summary of certain federal income tax consequences of awards made under the Plan, based upon the laws in effect on the date hereof. The discussion is general in nature and does not take into account a number of considerations which may apply in light of the circumstances of a particular participant under the Plan. The income tax consequences under applicable state and local tax laws may not be the same as under federal income tax laws.

        Performance Awards.    A participant will not recognize taxable income at the time of grant of a performance award, and Tupperware will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in the case of an employee) at the time of settlement of the award equal to the fair market value of any shares or property delivered and the amount of cash paid by Tupperware, and Tupperware will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

        Non-Qualified Stock Options.    A participant will not recognize taxable income at the time of grant of a non-qualified stock option, and Tupperware will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in the case of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and Tupperware generally will be entitled to a corresponding deduction.

        Incentive Stock Options.    A participant will not recognize taxable income at the time of grant of an incentive stock option, or (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date the shares were transferred, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and Tupperware will not be entitled to any deduction. If, however, such shares are disposed of within such two or one year periods, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon such disposition and the fair market value of such shares on the date of exercise over the exercise price, and Tupperware generally will be entitled to a corresponding deduction.

        Stock Appreciation Rights.    A participant will not recognize taxable income at the time of grant of a stock appreciation right, and Tupperware will not be entitled to a tax deduction at such time. Upon exercise, a participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in the case of an employee) equal to the fair market value of any shares delivered and the amount of cash paid by Tupperware, and Tupperware generally will be entitled to a corresponding deduction.

        Restricted Stock.    A participant will not recognize taxable income at the time of grant of shares of restricted stock, and Tupperware will not be entitled to a tax deduction at such time, unless the participant makes an election under Section 83(b) of the Code to be taxed at such time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in the case of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. Tupperware is entitled to a corresponding deduction at the time the ordinary income is recognized by the participant, except to the extent the deduction limits of Section 162(m) of the Code apply. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in the case of an employee), rather than dividend income. Tupperware will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

        Restricted Stock Units.    A participant will not recognize taxable income at the time of grant of a restricted stock unit, and Tupperware will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in the case of an employee) at the time of settlement of the award equal to the fair market value of any shares delivered and the amount of cash paid by Tupperware, and Tupperware will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

        The foregoing general tax discussion is intended for the information of shareholders considering how to vote with respect to this proposal and not as tax guidance to participants in the Plan. Participants are strongly urged to consult their own tax advisors regarding the federal, state, local, foreign and other tax consequences to them of participating in the Plan.

Approval

        Approval of the Plan requires the affirmative vote of a majority of the votes cast at the meeting.

        The Board recommends that you vote FOR the proposal to approve the Tupperware Brands Corporation 2006 Incentive Plan.

5.    Other Matters

Discretionary Authority

        At the time of mailing of this proxy statement, the Board is not aware of any other matters which might be presented at the meeting. If any matter not described in this proxy statement should properly be presented, the persons named in the accompanying proxy form will vote such proxy in accordance with their judgment.

Notice Requirements

        The Company's By-laws require written notice to the Company of a nomination for election as a director (other than a nomination by the Board) and of the submission of a proposal (other than a proposal by the Board) for consideration at an annual meeting of shareholders. The notice must contain certain information concerning the nominating or proposing shareholder, and the nominee or the proposal, as the case may be. Any shareholder who desires to submit a proposal to be raised from the floor during the Company's 2007 annual meeting of shareholders, without it being included in the Company's proxy soliciting material, should send to the Secretary of the Company a signed notice of intent, including the text of the proposal, to be received no later than March 8, 2007, and no earlier than February 16, 2007. A copy of the applicable By-law provisions may be obtained, without charge, upon written request to the Corporate Secretary of the Company at its principal executive offices.

        In addition to the foregoing, any shareholder who desires to have a proposal considered for inclusion in the Company's proxy soliciting material relating to the Company's 2007 annual meeting of shareholders should send to the Corporate Secretary of the Company a signed notice of intent. This notice, including the text of the proposal, must be received no later than November 25, 2006.

Expenses and Methods of Solicitation

        The Company will pay the expenses of soliciting proxies. In addition to the use of the mails, proxies may be solicited personally, or by telephone or other means of communication, by directors, officers and employees of the Company and its subsidiaries, who will not receive additional compensation therefor. Arrangements will also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of proxy solicitation material to certain beneficial owners of the Company's common stock and the Company will reimburse such forwarding parties for reasonable expenses incurred by them.

        Georgeson Shareholder Communications Inc. has been retained by the Company to assist in the solicitation of proxies for a fee not to exceed $8,500 plus reimbursement for out-of-pocket expenses, to be borne by the Company.

Delivery of Documents

        Only one annual report to shareholders and proxy statement is being delivered to multiple shareholders of the Company sharing an address unless the Company or its agent have received contrary instructions from a shareholder. However, if under this procedure a shareholder who would not otherwise receive an individual copy of such documents desires to receive a copy, he or she may receive a copy of the documents by contacting the Company's Secretary in writing at P.O. Box 2353, Orlando, FL 32802 or by calling 1-407-826-5050.

By order of the Board of Directors
Thomas M. Roehlk Executive Vice President, Chief Legal Officer & Secretary

Dated: March 31, 2006

Your Vote Is Important. Please Complete and Sign the Enclosed Proxy or Vote Telephonically or
Electronically in Accordance with the Enclosed Instructions.
If You are Voting by Mail, Complete and Sign the Enclosed Proxy and Return It Promptly in the
Accompanying Postpaid Envelope.

Appendix A

TUPPERWARE BRANDS CORPORATION
DIRECTOR STOCK PLAN

        Section 1.    Purpose

        The purposes of the Plan are to assist the Company in (1) promoting a greater identity of interests between the Company's non-employee directors and its shareholders, and (2) attracting and retaining directors by affording them an opportunity to share in the future successes of the Company.

        Section 2.    Definitions

        "Act" shall mean the Securities Exchange Act of 1934, as amended.

        "Award" shall mean an award of Common Stock as contemplated by Section 7 or Section 8 of this Plan or a Stock Option, Restricted Stock Award or Restricted Stock Unit Award as contemplated by Section 9 of this Plan.

        "Board" shall mean the Board of Directors of the Company.

        "Change of Control" shall mean the happening of any of the following events:

        (i)    An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Act) of 20 percent or more of either (1) the then outstanding shares of Common Stock (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition by any Person pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this definition; or

        (ii)   A change in the composition of the Board such that the individuals who, as of the Effective Date, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this definition, that any individual who becomes a member of the Board subsequent to the Effective Date, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

        (iii)  The consummation of a reorganization, merger, statutory share exchange or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries ("Corporate Transaction"); in each case unless, following such Corporate Transaction (1) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 60 percent of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Corporate Transaction (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or such entity resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 20 percent or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed with respect to the Company prior to the Corporate Transaction and (3) individuals who were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Corporate Transaction constitute at least a majority of the board of directors of the corporation resulting from such Corporate Transaction; or

        (iv)  The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

        "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

        "Common Stock" shall mean the common stock, $.01 par value, of the Company.

        "Company" shall mean Tupperware Brands Corporation, a Delaware corporation.

        "Effective Date" shall have the meaning given in Section 18 of the Plan.

        "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations thereunder.

        "Fair Market Value" shall mean, as of any given date, the mean between the highest and lowest reported sales prices of the Common Stock during normal business hours on the New York Stock Exchange Composite Tape, or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on NASDAQ. If there is no regular public trading market for such Common Stock, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith.

        "Fees" shall mean the annual retainer fee for a Participant in connection with his or her service on the Board for any fiscal year of the Company.

        "Participant" shall mean each member of the Board who is not an employee of the Company or any subsidiary of the Company.

        "Plan" shall mean the Tupperware Brands Corporation Director Stock Plan.

        "Retirement" shall mean the retirement by a Participant from the Board in accordance with the Company's stated policy on Director retirement.

        "Restricted Stock Award" shall have the meaning given in Section 9(d) (iii) of the Plan.

        "Restricted Stock Unit Award" shall have the meaning given in Section 9(d) (iv) of the Plan.

        "Rules" shall mean the rules promulgated under the Act from time to time and the interpretations issued by Securities and Exchange Commission in respect thereof.

        "Stock Option" shall mean a non-qualified stock option granted under the Plan.

        Section 3.    Eligibility

        Each member of the Board who is not an employee of the Company or any subsidiary of the Company shall be eligible to participate in the Plan.

        Section 4.    Shares Subject to the Plan

        The maximum number of shares of Common Stock which shall be available for use under the Plan shall be 600,000, subject to adjustment pursuant to Section 16 hereunder. The shares issued under the Plan may be authorized and unissued shares or issued shares heretofore or hereafter acquired and held as treasury shares or shares purchased on the open market.

        Section 5.    Duration of Plan

        Unless earlier terminated pursuant to Section 11 hereof, this Plan shall automatically terminate on, and no grants, awards or elections may be made after, the date of the twentieth anniversary of the Effective Date.

        Section 6.    Administration

        (a)   The Plan shall be administered by the Board or any committee thereof so designated by the Board (the "Committee"), which shall have full authority to construe and interpret the Plan, to establish, amend and rescind rules and regulations relating to the Plan, and to take all such actions and make all such determinations in connection with the Plan as it may deem necessary or desirable.

        (b)   Notwithstanding any other provision of the Plan, no amendment or termination of the Plan shall adversely affect the interest of any Director in Awards or Stock Options previously granted to the Director without that Director's express written consent.

        Section 7.    Initial Awards

        Each Participant shall receive a one-time grant of one thousand (1,000) shares of Common Stock, upon serving his or her initial three months as a member of the Board.

        Section 8.    Stock in Lieu of Retainer

        A Participant shall receive 50 percent of his or her Fees in the form of Common Stock (the "Stock Fees"). The remaining 50 percent of a Participant's Fees are hereinafter referred to as the "Cash Fees." Each Participant who, in any year of the Plan, delivers to the Company written notice of an irrevocable election concerning the Cash Fees to be earned in the next fiscal year of the Company, may receive in lieu of cash an amount of shares of Common Stock equal in value to all or any portion of the Cash Fees (but only increments of 25 percent or a multiple thereof, and in no event to exceed 100 percent of the Cash Fees) as so designated by the Participant in such written notice. The amount of the Common Stock to be received in lieu of Fees shall be determined by dividing the dollar value of the Stock Fees, plus the dollar value of the Cash Fees, if any, the Participant has elected to have paid in Common Stock, that are payable in each fiscal quarter of the Company by the Fair Market Value of a share of Common Stock on the last business day of such fiscal quarter (but if such date is not a day on which the New York Stock Exchange is open, then on the next preceding day on which the New York Stock Exchange is open), except that only whole numbers of shares shall be obtainable pursuant to this Section, and any remainder Fees which otherwise would have purchased a fractional share shall be paid in cash. Any such written notice pursuant to this Section 8 shall remain in effect for subsequent Plan years unless such Participant delivers a written notice setting forth a different election with respect to Cash Fees, which shall be applied to future Plan years until further written notice is received by the Company pursuant to this Section 8.

        Section 9.    Stock Awards

        (a)   Each Participant who, in any year of the Plan, delivers to the Company an irrevocable election concerning the Cash Fees to be earned in the next fiscal year of the Company, may receive in lieu of all or any portion of the Cash Fees (but only increments of 25 percent or a multiple thereof) as so designated by the Participant, a Stock Option for an amount of shares of Common Stock in each fiscal year of the Company as follows:

Percent of Cash Fees Forgone	Number of Shares Subject to Option
100%	1,000
50%	500

        The exercise price shall be determined as follows:

Fair Market Value Of a Share Of Common Stock	-	100% of Cash Fees 1,000	=	Exercise Price Per Share
Fair Market Value Of a Share Of Common Stock	-	50% of Cash Fees 500	=	Exercise Price Per Share

        In no event, however, shall the exercise price be less than 50 percent of the Fair Market Value of a share of Common Stock on the date of the grant.

        In the event that the effect of the foregoing sentence is to limit the reduction of the exercise price, any portion of the Cash Fees which are so prevented from reducing the exercise price shall be paid to the affected Participant, in cash or Common Stock (as elected by the Participant) in an equitable fashion over the remainder of the year in which the Cash Fees are earned, as if an election to receive a Stock Option pursuant to this Section 9(a) had not been made.

        Notwithstanding the foregoing, no Participant shall be eligible to elect to receive a stock option under Section 9(a) of this Plan in respect of Cash Fees earned for any fiscal year of the Company after the Company's 2004 fiscal year.

        (b)   The date of grant of a Stock Option pursuant to Section 9(a) shall be the date of the annual meeting of stockholders of the Company that occurs during the year in which the Cash Fees are earned. If such day would not be a day on which the New York Stock Exchange is open, then on the next succeeding day on which the New York Stock Exchange is open.

        (c)   A Stock Option granted pursuant to Section 9(a) shall vest and be exercisable on the last day of the fiscal year in which the Stock Option is granted. In the event that a Participant is not a member of the Board on the last day of the fiscal year in which the Stock Option is granted, except in the case of a Participant's death or termination for cause, such Participant's Stock Option which has not become vested and exercisable as of such time shall (i) be reduced to an amount of shares of Common Stock which reflects the amount of the foregone Cash Fees earned as of the date of termination from service on the Board, which amount shall be determined by multiplying the number of shares of Common Stock subject to the Stock Option as determined pursuant to Section 9(a), above, by a fraction, the numerator of which shall be the number of days of the fiscal year of the Company in which the Stock Option is granted that the Participant was a member of the Board and the denominator of which shall be 365, provided, that any Stock Option for a fractional share of Common Stock shall be rounded up to the nearest whole number of shares, and (ii) shall continue to vest. The term of exercisability for a Stock Option granted under this Section 9 shall be ten (10) years.

        (d)   (i) Each Participant may receive on the day of the Company's annual meeting of shareholders a Stock Award in an amount of shares of Common Stock as determined by the Committee. Stock Awards shall be evidenced by agreements incorporating the terms and conditions set forth below, and which shall become effective upon execution by the Company and the Participant.

          (ii)   Stock Options granted under Section 9(d) the Plan shall be subject to the following terms and conditions, except as otherwise determined by the Committee at the time of grant, and shall contain such additional terms and conditions as the Committee shall deem desirable:

            (A)  Option Price. The option price per Share purchasable under a Stock Option shall be equal to the Fair Market Value of the Common Stock subject to the Stock Option on the date of grant. Except as may be contemplated by Section 16, the option price may not be adjusted (repriced), nor may new Stock Options be issued in exchange for the surrender of outstanding Stock Options, without shareholder approval.

            (B)  Option Term. The term of each Stock Option shall be 10 years from the date the Stock Option is granted.

            (C)  Exercisability. Each Stock Option granted under this Section 9(d) shall be immediately exercisable. If the Committee otherwise provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

            (D)  Method of Exercise. Subject to the provisions of this Section 9(d), Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares subject to the Stock Option to be purchased.

    Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Company may accept. Payment, in full or in part, may also be made in the form of delivery of unrestricted shares of Common Stock already owned by the Participant (based on the Fair Market Value of the shares on the date the Stock Option is exercised) and held for a period of not less than 6 months prior to the Stock Option exercise, or by certifying ownership of such shares by the Participant to the satisfaction of the Company for later delivery to the Company as specified by the Committee.

    In the discretion of the Committee, payment for any shares subject to a Stock Option may also be made pursuant to a "cashless exercise" by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

    No shares shall be issued until full payment therefor has been made. A Participant shall have all of the rights of a stockholder of the Company holding the class or series of shares that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the Participant has given written notice of exercise and has paid in full for such shares.

          (iii)  Restricted Stock Awards. A Restricted Stock Award is a Stock Award in the form of Common Stock that will be settled by delivery of shares of Common Stock. The Committee shall determine the number of Shares to be awarded to any Participant, the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards. Restricted Stock Awards may be awarded either alone or in addition to other Awards granted under the Plan.    Restricted Stock Awards shall be subject to the following terms and conditions, except as otherwise determined by the Committee at the time of grant, and shall contain such additional terms and conditions as the Committee shall deem desirable:

            (A)  Restricted Periods. The Committee may, prior to grant, condition the vesting of a Restricted Stock Award upon continued service of the Participant. The provisions of Restricted Stock Awards need not be the same with respect to each recipient. The Committee may provide for the lapse of restrictions based upon period of service in installments or otherwise and may accelerate or waive, in whole or in part, restrictions based upon period of service.

            (B)  Evidence of Award. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of Shares of Restricted Stock shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form: "The sale or other transfer of the Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Tupperware Brands Corporation Director Stock Plan, and in an Award Agreement. A copy of the Plan and such Award Agreement may be obtained from Tupperware Brands Corporation." The Committee may require that the certificates evidencing such Shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

            (C)  Restriction on Alienation. During the Restricted Period, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Shares of Restricted Stock.

            (D)  Rights of a Stockholder. Except as may be provided in the Award Agreement, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Shares that is the subject of the Restricted Stock, including, if applicable, the right to vote the Shares and the right to receive any cash dividends. Dividends payable in Shares and other non-cash dividends and distributions shall be held subject to the vesting of the underlying Restricted Stock, unless the Committee determines otherwise in the applicable Award Agreement or makes an adjustment or substitution to the Restricted Stock pursuant to the Plan.

            (E)  Delivery of Shares. If and when any applicable Restriction Period expires without a prior forfeiture of the Restricted Stock, unlegended evidence of ownership for such Shares shall be delivered to the Participant upon surrender of the legended certificates.

            (F)   Award Agreement. Each Award shall be confirmed by, and be subject to, the terms of an Award Agreement.

          (iv)  Restricted Stock Units. Restricted Stock Units are Awards denominated in Shares that will be settled, subject to the terms and conditions of the Restricted Stock Units, either by delivery of Shares to the Participant or by the payment of cash based upon the Fair Market Value of a specified number of Shares. Restricted Stock Units may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the number of Shares to be awarded to any Participant, the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards. Restricted Stock Unit Awards shall be subject to the terms and conditions set forth in Section 9(d)(iii) above and to the following terms and conditions, except as otherwise determined by the Committee at the time of grant, and shall contain such additional terms and conditions as the Committee shall deem desirable:

            (A)  Performance Awards. The Committee may, in connection with the grant of Restricted Stock Units, designate them as Performance Awards, in which event it shall condition the vesting thereof upon the attainment of Performance Goals. If the Committee does not designate Restricted Stock Units as Performance Awards, it may condition the vesting thereof upon the attainment of Performance Goals.

            (B)  Restricted Periods. The Committee may also condition the vesting thereof upon the continued service of the Participant. The applicable Award Agreement shall specify the consequences for the Restricted Stock Units of the Participant's termination of employment.

            (C)  Settlement of Awards. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or at a later time specified by the Committee or in accordance with an election of the Participant, if the Committee so permits.

            (D)  Restrictions on Alienation. Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered until they are settled, except to the extent provided in the applicable Award Agreement in the event of the Participant's death.

            (E)  Dividend Equivalent Rights. The Award Agreement for Restricted Stock Units shall specify whether, to what extent and on what terms and conditions the applicable Participant shall be entitled to receive current or deferred payments of cash, Common Stock or other property corresponding to dividends paid on the Common Stock.

        Section 10.    Transferability

        Rights, grants and Awards under the Plan may not be assigned, transferred, pledged or hypothecated, and shall not be subject to execution, attachment or similar process. Notwithstanding the foregoing, any such right, grant or award constituting a "derivative security" under the Rules shall not be transferable by a Participant other than by will or by operation of applicable laws of descent and distribution or pursuant to a domestic relations order or qualified domestic relations order as such terms are defined by the Code or ERISA.

        Section 11.    Amendment

        The Board may from time to time make such amendments to the Plan as it may deem proper and in the best interest of the Company without further approval of the Company's stockholders, subject to Section 6(b).

        Section 12.    Termination

        The Plan may be terminated at any time by the Board or by the approval by the holders of at least a majority of the shares of Common Stock present, or represented, and entitled to vote at a meeting held for such purpose.

        Section 13.    Effect of Change of Control

        Notwithstanding any other provision of the Plan to the contrary, in the event of a Change of Control, any Stock Options outstanding and not then exercisable and vested as of the date such Change of Control is determined to have occurred, shall become immediately exercisable, and shall remain exercisable throughout their entire original term, without regard to any subsequent termination of membership on the Board.

        Section 14.    Death, Disability, Termination or Retirement of Participant

          (a)   Death. Except as otherwise provided in Section 9(c) or Section 13 of the Plan, in the event of the death of a Participant while a member of the Board, any Stock Awards outstanding as of the date of death and not then exercisable or vested shall become immediately exercisable and vested, and all outstanding Stock Options held by such Participant shall remain exercisable by the person to whom the Stock Option is transferred by will or by the laws of descent and distribution for a period of the lesser of (i) the remaining term of the Stock Option or (ii) three (3) years after the date of death. In the event of the death of a Participant subsequent to termination of membership from the Board, to the extent not already exercisable, and all stock options shall remain exercisable by the person to whom the Stock Option is transferred by will or by the laws of descent and distribution for a period of the lesser of (i) the remaining term of the Stock Option, or (ii) three (3) years after the date of death.

          (b)   Disability, Retirement or Other Termination. Except as otherwise provided in Section 9(c) or Section 13 of the Plan, in the event of a Participant's termination of membership on the Board as a result of the Participant's disability or Retirement or for another reason other than death or cause (as defined in Section 15 of the Plan), any Stock Awards outstanding as of the date of such termination and not then exercisable or vested shall (i) be adjusted in amount to reflect the proportion of Fees earned in the final year of such Participant's service in such year (in accordance with the operation of Sections 8 and 9 of this Plan and in consideration of such Participant's elections for such year), and (ii) become exercisable on the last day of the Company's then-current fiscal year. All outstanding Stock Options held by such Participant shall remain exercisable (to the extent they are exercisable at the time of such termination or become exercisable pursuant to the preceding sentence) until the end of their original term.

        Section 15.    Effect of Termination for Cause

        If a Participant incurs a termination of membership on the Board for cause, such Participant's Stock Awards which are not then exercisable or vested shall be automatically cancelled immediately. Unless otherwise determined by the Board, for purposes of the Plan "cause" shall mean (i) the conviction of the Participant for commission of a felony under Federal law or the law in the state in which such action occurred, or (ii) dishonesty in the course of fulfilling the Participant's duties as a director.

        Section 16.    Adjustments Upon Changes in Capitalization

        In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, such as any merger, consolidation, separation, including a spin off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the company, the Committee or Board may make such substitution or adjustments in the aggregate number and class of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Stock Options, in the number and kind of shares subject to other outstanding Awards granted under the Plan and /or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number. Such substitutions and adjustments may include, without limitation, canceling any and all Awards in exchange for cash payments based upon the value realized by shareholders generally with respect to Shares in connection with such a corporate transaction.

        Section 17.    Regulatory Matters

        The Plan is intended to be construed so that participation in the Plan will be exempt from Section 16(b) of the Act, pursuant to Rule 16b-3 as promulgated thereunder, as may be further amended or interpreted by the Securities and Exchange Commission. In the event that any provision of the Plan shall be deemed not to be in compliance with the Rules in order to enjoy the exemption from the Act, such provision shall be deemed of no force or effect and the remaining provisions of the Plan shall remain in effect.

        Section 18.    Effectiveness of Plan

        The Plan as amended and restated hereby shall become effective as of the date the shareholders of the Company approve it (the "Effective Date".)

        Section 19.    Governing Law

        To the extent not preempted by Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

Appendix B

TUPPERWARE BRANDS CORPORATION

2006 INCENTIVE PLAN

ARTICLE 1.    Establishment, Purpose, and Duration

        1.1.    Establishment of the Plan.    Tupperware Brands Corporation, a Delaware corporation (hereinafter referred to as the "Company"), hereby establishes an incentive compensation plan to be known as the "Tupperware Brands Corporation 2006 Incentive Plan" (hereinafter referred to as the "Plan"), as set forth in this document. The Plan permits the grant of Non-Qualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Awards and other stock-based and non-stock-based awards. The Plan shall become effective as of the Effective Date, and shall remain in effect as provided in Section 1.3 herein.

        1.2.    Purpose of the Plan.    The purpose of the Plan is to promote the success and enhance the value of the Company by linking the personal interests of Participants to those of the Company's stockholders and by providing Participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of Participants upon whose judgment, interest, and special efforts the successful conduct of its operations largely is dependent.

        1.3.    Duration of the Plan.    The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board of Directors to terminate, amend or modify the Plan at any time pursuant to Article 16 herein, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions.

ARTICLE 2.    Definitions

        Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

          (a)   "Award" means, individually or collectively, a grant under this Plan of Non-Qualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Awards or other stock-based awards.

          (b)   "Award Agreement" means an agreement entered into by each Participant and the Company, setting forth the terms and provisions applicable to Awards granted to Participants under this Plan, including without limitation, stock option agreements, SAR agreements and restricted stock agreements.

          (c)   "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

          (d)   "Beneficiary" means a person who may be designated by a Participant pursuant to Article 12 and to whom any benefit under the Plan is to be paid in case of the Participant's death or physical or mental incapacity, as determined by the Committee, before he or she receives any or all of such benefit.

          (e)   "Board" or "Board of Directors" means the Board of Directors of the Company.

          (f)    "Cause" means (i) "Cause" as defined in any employment, consulting or similar agreement between the Participant and the Company or one of its Subsidiaries or affiliates (an "Individual Agreement"), or (ii) if there is no such Individual Agreement or if it does not define Cause, (A) conviction of a Participant for committing a felony under federal law or the laws of the state in which such action occurred, (B) dishonesty in the course of fulfilling a Participant's employment duties, (C) willful and deliberate failure on the part of a Participant to perform his employment duties in any material respect, including compliance with the Company's Code of Conduct, or (D) before a Change of Control, such other events as shall be determined by the Committee. Before a Change of Control, the Committee shall, unless otherwise provided in an Individual Agreement, have the sole discretion to determine whether "Cause" exists with respect to subclauses (A), (B) and (C) above, and its determination shall be final.

          (g)   "Change of Control" of the Company means:

                i.  An acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20 percent or more of either (1) the then outstanding Shares (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of Directors (the "Outstanding Company Voting Securities"); excluding, however, the following: (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition by any Person pursuant to a transaction which complies with clauses (1), (2) and (3) of subsection (iii) of this definition; or

               ii.  A change in the composition of the Board such that the individuals who, as of the Effective Date of the Plan, constitute the Board (such Board shall be hereinafter referred to as the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, for purposes of this definition, that any individual who becomes a member of the Board subsequent to such Effective Date, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a person or legal entity other than the Board shall not be so considered as a member of the Incumbent Board; or

              iii.  The consummation of a reorganization, merger, statutory share exchange or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries or other similar transactions ("Corporate Transaction"), in each case unless, following such Corporate Transaction, (1) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 50 percent of, respectively, the common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Corporate Transaction (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than the Company, any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or such entity resulting from such Corporate Transaction) beneficially owns, directly or indirectly, 20 percent or more of, respectively, the outstanding shares of Common Stock of the corporation resulting from such Corporate Transaction or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of Directors except to the extent that such ownership existed with respect to the Company prior to the Corporate Transaction and (3) individuals who were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Corporate Transaction constitute at least a majority of the Board of Directors of the corporation resulting from such Corporate Transaction; or

              iv.  The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

          (h) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (i) "Commission" means the Securities and Exchange Commission or any successor agency.

          (j) "Committee" means the committee described in Article 3 or (unless otherwise stated) its designee pursuant to a delegation by the Committee as contemplated by Section 3.3.

          (k) "Common Stock" shall mean the common stock of the Company, par value $.01 per share.

          (l) "Company" means Tupperware Brands Corporation, a Delaware corporation, or any successor thereto as provided in Article 18 herein.

          (m) "Covered Employee" has the meaning ascribed thereto in Section 162(m) of the Code and the regulations thereunder.

          (n) "Director" means any individual who is a member of the Board of Directors of the Company.

          (o) "Disability" means the inability of an Employee to perform the material duties of his or her occupation as determined by the Committee.

          (p) "Effective Date" means the date the Plan is approved by the stockholders of the Company.

          (q) "Employee" means any nonunion employee of the Company or of the Company's Subsidiaries or affiliates. Directors who are not otherwise employed by the Company shall not be considered Employees under this Plan.

          (r) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

          (s) "Fair Market Value" means, except as expressly provided otherwise, as of any given date, the mean between the highest and lowest reported sales prices of the Common Stock during normal business hours on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Common Stock is listed or on NASDAQ. If there is no regular public trading market for such Common Stock, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith.

          (t) "Freestanding SAR" means a SAR that is granted independently of any Options pursuant to Section 7.1 herein.

          (u) "Incentive Stock Option" or "ISO" means an option to purchase Shares, granted under Article 6 herein, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

          (v) "Insider" shall mean an Employee who is, on the relevant date, an officer, Director, or more than ten percent (10 percent) Beneficial Owner of the Company.

          (w) "Non-Qualified Stock Option" or "NQSO" means an option to purchase Shares, granted under Article 6 herein, which is not intended to be an Incentive Stock Option.

          (x) "Option" or "Stock Option" means an Incentive Stock Option or a Non-Qualified Stock Option.

          (y) "Option Price" means the price at which a Share may be purchased by a Participant pursuant to an Option, as determined by the Committee.

          (z) "Outside Director" means a member of the Board who qualifies as an outside director as defined in Rule 162(m) of the Code, as promulgated by the Internal Revenue Service (the "Service") under the Code, or any implementing or interpretive regulations from time to time, or any successor definition adopted by the Service.

          (aa) "Participant" means an Employee of or a consultant to the Company or any of its Subsidiaries or affiliates who has been granted an Award under the Plan.

          (bb) "Performance Award" means an Award granted to a Participant, as described in Article 10 herein, including Performance Units and Performance Shares.

          (cc) "Performance Goals" means the performance goals established by the Committee prior to the grant of Performance Awards that are based on the attainment of one or any combination of the following: specified levels of net income or earnings per share from continuing operations, operating income, revenues, return on operating assets, return on equity, stockholder return (measured in terms of stock price appreciation) and/or total stockholder return (measured in terms of stock price appreciation plus cash dividends), achievement of cost control, working capital turns, cash flow, net income, economic value added, segment profit, sales force growth, or stock price of the Company or such Subsidiary, division or department of the Company for or within which the Participant primarily renders services and that are intended to qualify under Section 162(m) (4) (c) of the Code. Such Performance Goals also may be based upon the attaining of specified levels of Company performance under one or more of the measures described above relative to the performance of other corporations. Such Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

          (dd) "Performance Period" means a time period during which Performance Goals established in connection with Performance Awards must be met.

          (ee) "Performance Unit" means an Award granted to a Participant, as described in Article 10 herein.

          (ff) "Performance Share" means an Award granted to a Participant, as described in Article 10 herein.

          (gg) "Restriction Period" or "Period" means the period or periods during which the transfer of Shares of Restricted Stock is limited based on the passage of time and the continuation of service with the Company and the Shares are subject to a substantial risk of forfeiture, as provided in Article 8 herein.

          (hh) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

          (ii) "Restricted Stock" means an Award granted to a Participant pursuant to Article 8 herein.

          (jj) "Restricted Stock Unit" means an Award granted to a Participant pursuant to Article 9 herein.

          (kk) "Share" means a share of common stock of the Company.

          (ll) "Subsidiary" or "Subsidiaries" means any corporation or corporations in which the Company owns directly, or indirectly through Subsidiaries, at least twenty-five percent (25 percent) of the total combined voting power of all classes of stock, or any other entity (including, but not limited to, partnerships and joint ventures) in which the Company owns at least twenty-five percent (25 percent) of the combined equity thereof.

          (mm) "Stock Appreciation Right" or "SAR" means an Award, granted alone (Freestanding SAR) or in connection with a related Option (Tandem SAR), designated as a SAR, pursuant to the terms of Article 7 herein.

          (nn) "Tandem SAR" means a SAR that is granted in connection with a related Option pursuant to Section 7.1 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be cancelled).

ARTICLE 3.    Administration

        3.1.    The Committee.    The Plan shall be administered by the Compensation and Governance Committee or such other committee of the Board as the Board may from time to time designate, which shall be composed solely of not less than two Outside Directors, and shall be appointed by and serve at the pleasure of the Board.

        3.2.    Authority of the Committee.    The Committee shall have plenary authority to grant Awards pursuant to the terms of the Plan to Employees of and to consultants to the Company and its Subsidiaries and affiliates.

        Among other things, the Committee shall have the authority, subject to the terms of the Plan:

          (a)   To select the Employees and consultants to whom Awards may from time to time be granted;

          (b)   To determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Awards or other stock-based or non-stock-based awards or any combination thereof are to be granted hereunder;

          (c)   To determine the number of Shares to be covered by each Award granted hereunder;

          (d)   To determine (by approving the forms of Award Agreements or otherwise by resolution) the terms and conditions of any Award granted hereunder (including, but not limited to, the Option Price (subject to Section 6.4 (a)) the duration, any vesting condition, restriction or limitation (which may be related to the performance of the Participant, the Company or any Subsidiary or affiliate), any vesting acceleration or forfeiture waiver regarding any Award and the Shares relating thereto, and the impact on any Award from termination of employment (whether as a consequence of death, Disability, retirement, action by the Company, action by the Employee or Change of Control) of an Employee, or the termination of services of a consultant, based on such factors as the Committee shall determine;

          (e)   To determine the methodology of counting Shares available for grant under the terms of the Plan.

          (f)    To modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including but not limited to Performance Goals, unless at the time of establishment of goals the Committee shall have precluded its authority to make such adjustments; and

          (g)   To determine to what extent and under what circumstances Shares and other amounts payable with respect to an Award shall be deferred.

        The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto) and to otherwise supervise the administration of the Plan.

        3.3.    Action of the Committee.    The Committee may, to the fullest extent permitted by law and subject to such limitations and procedures as may be required by law or as the Committee may deem appropriate, (i) delegate to an officer of the Company the authority to take actions or make decisions pursuant to Section 2(f), Section 3.2, Section 5.2, and Section 6.4, provided that no such delegation may be made that would cause Awards or other transactions under the Plan to cease either to be exempt from Section 16(b) of the Exchange Act or to qualify as "qualified performance-based compensation" as such term is defined in the regulations promulgated under Section 162(m) of the Code, and (ii) authorize any one or more of their members or any officer of the Company to execute and deliver documents on behalf of the Committee.

        3.4.    Decisions Binding.    Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan Participants.

ARTICLE 4.    Shares Subject to the Plan

        4.1.    Number of Shares.    Subject to adjustment as provided in Section 4.3 herein, the total number of Shares available for grant under the Plan shall be the sum of (x) 2,395,000 and (y) the number of Shares that remain available for issuance under the Tupperware Corporation 1996 Incentive Plan, the Tupperware Corporation 2000 Incentive Plan and the Tupperware Corporation 2002 Incentive Plan (collectively the "Prior Plans"). The total number of available Shares that may be used for Stock Options intended to be Incentive Stock Options, under the Plan shall be 2,395,000 Shares, the total number of available shares that may be used for Restricted Stock Awards under the Plan shall be limited to 1,197,500 and the total amount of available Shares that may be used for Performance Awards under the Plan shall be limited to 1,050,500. No Participant may be granted (i) Stock Options and Freestanding SARs in any one year covering, in the aggregate, in excess of 750,000 Shares, or (ii) Restricted Stock, Restricted Stock Units and Performance Awards in any one year in excess of 250,000 Shares. Shares subject to an Award under the Plan may be authorized and unissued Shares or may be treasury Shares. As of the Effective Date, the Company shall cease to grant awards under the Tupperware Corporation 1996 Incentive Plan, the Tupperware Corporation 2000 Incentive Plan and the Tupperware Corporation 2002 Incentive Plan (collectively the "Prior Plans"). Unused Shares available for the grant of awards under the Prior Plans shall be available for the grant of awards under the Plan and shall not be counted for purposes of determining the maximum number of Shares available for delivery under the Plan except as specified in the first sentence of this Section 4.1., and provided that any such shares shall be limited for use as Restricted Stock Awards under the Plan as they were limited under the Prior Plans.

        4.2.    Lapsed Awards/Withheld Shares.    If any Award granted under this Plan or the Prior Plans is cancelled, forfeited, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available for the grant of an Award under the Plan.

        4.3.    Adjustments in Authorized Shares and Prices.    In the event of any change in corporate capitalization, such as a stock split, or a corporate transaction, such as any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board may make such substitution or adjustments in the aggregate number and class of Shares reserved for issuance under the Plan, in the number, kind and Option Price of Shares subject to outstanding Stock Options or SARs, in the number and kind of Shares subject to other outstanding Awards granted under the Plan or subject to limitations such as Restricted Stock Awards or Restricted Stock Units or per-Participant maximum awards and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of Shares subject to any Award shall always be a whole number. Such adjusted Option Price shall also be used to determine the amount payable by the Company upon the exercise of any Tandem SAR. Such substitutions and adjustments may include, without limitation, canceling any and all Awards in exchange for cash payments based upon the value realized by shareholders generally with respect to Shares in connection with such a corporate transaction.

ARTICLE 5.    Eligibility and Participation

        5.1.    Eligibility.    Persons eligible to be granted Awards under this Plan include all Employees of and all consultants to the Company or any of its Subsidiaries or affiliates, and all prospective Employees of and consultants to the Company or any of its Subsidiaries or affiliates, as determined by the Committee, including Employees who are members of the Board, but excluding Directors who are not Employees.

        5.2.    Actual Participation.    Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees and consultants, those to whom Awards shall be granted and shall determine the nature and amount of each Award.

ARTICLE 6.    Stock Options

        6.1.    Grant of Options.    Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve. The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights); provided, however, that grants hereunder are subject to the aggregate limit on grants to individual Participants set forth in Article 4. Incentive Stock Options may be granted only to employees of the Company and any "subsidiary corporation" (as such term is defined in Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

        6.2.    Award Agreement.    Stock Options shall be evidenced by Award Agreements, the terms and provisions of which may differ. An Award Agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur on the date the Committee by resolution selects an individual to be a Participant in any grant of a Stock Option, determines the number of Shares to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Stock Option, or such later date as the Committee designates. The Company shall notify a Participant of any grant of a Stock Option, and a written Award Agreement or agreements shall be duly executed and delivered by the Company to the Participant. Such agreement or agreements shall become effective upon execution by the Company and the Participant.

        6.3.    Incentive Stock Options.    Notwithstanding any other provision of the Plan, no Incentive Stock Option may be granted under the Plan after the 10th anniversary of the Effective Date.

        6.4.    Terms and Conditions.    Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

          (a)    Stock Option Price.    The Option Price per Share purchasable under a Stock Option shall be determined by the Committee and set forth in the Award Agreement, and shall not be less than the Fair Market Value of the Common Stock subject to the Stock Option on the date of grant.

          (b)    Option Term.    The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted.

          (c)    Exercisability.    Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time accelerate the exercisability of any Stock Option.

          (d)    Method of Exercise.    Subject to the provisions of this Article 6, Stock Options may be exercised, in whole or in part, at any time during the term of the Stock Option by giving written notice of exercise to the Company specifying the number of Shares subject to the Stock Option to be purchased.

        Such notice shall be accompanied by payment in full of the Option Price by certified or bank check or such other instrument as the Company may accept. Payment, in full or in part, may also be made in the form of delivery of unrestricted Shares already owned by the optionee of the same class as the Shares subject to the Stock Option (based on the Fair Market Value of the Shares on the date the Stock Option is exercised) and, unless such Shares were acquired in the open market, held for a period of not less than six months prior to the exercise of the Stock Option, or by certifying ownership of such Shares by the Participant to the satisfaction of the Company for later delivery to the Company as specified by the Committee; provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned Shares of the same class as the Shares subject to the Stock Option may be authorized only at the time the Stock Option is granted.

        In the discretion of the Committee and to the extent permitted by applicable law, payment for any Shares subject to a Stock Option may also be made pursuant to a "cashless exercise" by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price, and, if requested, the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

        No Shares shall be issued until full payment therefor has been made. An optionee shall have all of the rights of a stockholder of the Company holding the class or series of Shares that is subject to such Stock Option (including, if applicable, the right to vote the Shares and the right to receive dividends), when the optionee has given written notice of exercise and has paid in full for such Shares.

          (e)    Restrictions on Share Transferability.    The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of a Stock Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

ARTICLE 7.    Stock Appreciation Rights

        7.1.    Grant of SARs.    Subject to the terms and conditions of the Plan, a SAR may be granted to an Employee or consultant at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SAR. In the case of a Non-Qualified Stock Option, Tandem SARs may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, Tandem SARs may be granted only at the time of grant of such Stock Option.

        The Committee shall have complete discretion in determining the number of SARs granted to each Participant (subject to the aggregate limit on grants to individual Participants set forth in Article 4) and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs. However, the grant price of a Freestanding SAR shall be at least equal to the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option. SARs may not be repriced without stockholder approval.

        7.2.    Exercise of Tandem SARs.    Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

        Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR will expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100 percent) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

        7.3.    Exercise of Freestanding SARs.    Subject to the other provisions of this Article 7, Freestanding SARs may be exercised upon whatever terms and conditions the Committee, at its sole discretion, imposes upon them.

        7.4.    SAR Agreement.    Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.

        7.5.    Term of SARs.    The term of a SAR granted under the Plan shall be determined by the Committee, at its sole discretion; provided, however, that such term shall not exceed ten (10) years.

        7.6.    Payment of SAR Amount.    Upon exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

          (a)   The excess of the Fair Market Value of a Share on the date of exercise over the grant price of the SAR; by

          (b)   The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

        7.7.    Rule 16-3 Requirements.    Notwithstanding any other provision of the Plan, the Committee may impose such conditions on exercise of a SAR (including, without limitation, the right of the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of any rule or interpretation promulgated under Section 16 (or any successor rule) of the Exchange Act.

ARTICLE 8.    Restricted Stock

        8.1.    Administration.    Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Employees and consultants to whom and the time or times at which grants of Restricted Stock will be awarded, the number of Shares to be awarded to any Participant (subject to the aggregate limit on grants to individual Participants set forth in Article 4), the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 8.3.

        The Committee may, prior to grant, condition the vesting of Restricted Stock upon continued service of the Participant. The provisions of Restricted Stock Awards need not be the same with respect to each recipient.

        8.2.    Awards and Certificates.    Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of Shares of Restricted Stock shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

        "The sale or other transfer of the Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Tupperware Brands Corporation 2006 Incentive Plan, and in an Award Agreement. A copy of the Plan and such Award Agreement may be obtained from Tupperware Brands Corporation."

        The Committee may require that the certificates evidencing such Shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the Participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

        8.3.    Terms and Conditions.    Shares of Restricted Stock shall be subject to the following terms and conditions:

          (a)   Subject to the provisions of the Plan and the Award Agreement referred to in Section 8.3(d), during the Restricted Period, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Shares of Restricted Stock. Within these limits, the Committee may provide for the lapse of restrictions based upon period of service in installments or otherwise and may accelerate or waive, in whole or in part, restrictions based upon period of service.

          (b)   Except as provided in this paragraph (b) and paragraph (a), above, and the Award Agreement, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Shares that is the subject of the Restricted Stock, including, if applicable, the right to vote the Shares and the right to receive any cash dividends. Dividends payable in Shares and other non-cash dividends and distributions shall be held subject to the vesting of the underlying Restricted Stock, unless the Committee determines otherwise in the applicable Award Agreement or makes an adjustment or substitution to the Restricted Stock pursuant to Section 4.3 in connection with such dividend or distribution.

          (c)   If and when any applicable Restriction Period expires without a prior forfeiture of the Restricted Stock, unlegended certificates for such Shares shall be delivered to the Participant upon surrender of the legended certificates.

          (d)   Each Award shall be confirmed by, and be subject to, the terms of an Award Agreement.

ARTICLE 9.    Restricted Stock Units

        9.1.    Nature of Award.    Restricted Stock Units are Awards denominated in Shares that will be settled, subject to the terms and conditions of the Restricted Stock Units, either by delivery of Shares to the Participant or by the payment of cash based upon the Fair Market Value of a specified number of Shares. Restricted Stock Units may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the Employees and consultants to whom and the time or times at which grants of Restricted Stock Units will be awarded, the number of Shares to be awarded to any Participant, the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 9.2.

        9.2.    Terms and Conditions.    The Committee may, in connection with the grant of Restricted Stock Units, designate them as Performance Awards, in which event it shall condition the vesting thereof upon the attainment of Performance Goals. If the Committee does not designate Restricted Stock Units as Performance Awards, it may also condition the vesting thereof upon the attainment of Performance Goals. Regardless of whether Restricted Stock Units are Performance Awards, the Committee may also condition the vesting thereof upon the continued service of the Participant. The applicable Award Agreement shall specify the consequences for the Restricted Stock Units of the Participant's termination of employment. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or at a later time specified by the Committee or in accordance with an election of the Participant, if the Committee so permits. Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered until they are settled, except to the extent provided in the applicable Award Agreement in the event of the Participant's death. The Award Agreement for Restricted Stock Units shall specify whether, to what extent and on what terms and conditions the applicable Participant shall be entitled to receive current or deferred payments of cash, Common Stock or other property corresponding to the dividends payable on the Common Stock (subject to Section 21.3 below).

ARTICLE 10.    Performance Awards

        10.1.    Grant of Performance Awards.    Subject to the terms of the Plan, Performance Awards may be granted to eligible Employees and consultants at any time and from time to time, as shall be determined by the Committee, and may be granted either alone or in addition to other Awards granted under the Plan. The Committee shall have complete discretion in determining the number, amount and timing of Awards granted to each Participant. Such Performance Awards may take the form determined by the Committee, including without limitation, cash, Shares, Performance Units and Performance Shares, or any combination thereof. Performance Awards may be awarded as short-term or long-term incentives.

        10.2.    Performance Goals.

          (a)   The Committee shall set Performance Goals at its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Awards that will be paid out to the Participants, and may attach to such Performance Awards one or more restrictions, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Performance Share, or restrictions which are necessary or desirable as a result of applicable laws or regulations. Each Performance Award may be confirmed by, and be subject to, an Award Agreement.

          (b)   The Committee shall have the authority at any time to make adjustments to Performance Goals for any outstanding Performance Awards which the Committee deems necessary or desirable unless at the time of establishment of goals the Committee shall have precluded its authority to make such adjustments.

        10.3.    Value of Performance Units/Shares.

          (a)   Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.

          (b)   Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

        10.4.    Earning of Performance Awards.    After the applicable Performance Period has ended, the holder of any Performance Award shall be entitled to receive the payout earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals have been achieved, except as adjusted pursuant to Section 10.2(b) or as deferred pursuant to Article 13.

        10.5.    Timing of Payment of Performance Awards.    Payment of earned Performance Awards shall be made in accordance with terms and conditions prescribed or authorized by the Committee. The Committee may permit the Participants to elect to defer or the Committee may require the deferral of, the receipt of Performance Awards upon such terms as the Committee deems appropriate.

ARTICLE 11.    Other Stock-Based Awards

        Other Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are otherwise based upon, Common Stock, including (without limitation) dividend equivalents and convertible debentures, may be granted under the Plan.

ARTICLE 12.    Beneficiary

        12.1.    Designation.    Each Participant under the Plan may, from time to time, name any Beneficiary or Beneficiaries (who may be named contingently or successively). Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and shall be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. Any such designation shall control over any inconsistent testamentary or inter vivos transfer by a Participant, and any benefit of a Participant under the Plan shall pass automatically to a Participant's Beneficiary pursuant to a proper designation pursuant to this Section 12.1 without administration under any statute or rule of law governing the transfer of property by will, trust, gift or intestacy.

        12.2.    Absence of Designation.    In the absence of any such designation contemplated by Section 12.1, benefits remaining unpaid at the Participant's death shall be paid pursuant to the Participant's will or pursuant to the laws of descent and distribution.

ARTICLE 13.    Deferrals

        13.1.    Deferrals. The Committee may permit a Participant to elect, or the Committee may require at its sole discretion subject to the proviso set forth below, any one or more of the following: (i) the deferral of the Participant's receipt of cash, (ii) a delay in the exercise of an Option or SAR, (iii) a delay in the lapse or waiver of restrictions with respect to Restricted Stock, or (iv) a delay of the satisfaction of any requirements or goals with respect to Performance Awards; provided, however, the Committee's authority to take such actions hereunder shall exist only to the extent necessary to reduce or eliminate a limitation on the deductibility of compensation paid to the Participant pursuant to (and so long as such action in and of itself does not constitute the exercise of impermissible discretion under) Section 162(m) of the Code, or any successor provision thereunder. If any such deferral is required or permitted, the Committee shall establish rules and procedures for such deferrals, including provisions relating to periods of deferral, the terms of payment following the expiration of the deferral periods, and the rate of earnings, if any, to be credited to any amounts deferred thereunder.

        13.2.    Section 409A. Notwithstanding the foregoing, if any deferral permitted by this Plan or an Award Agreement or any distribution of an Award pursuant to the terms of this Plan or an Award Agreement would subject a Participant to tax under Section 409A of the Code, the Company shall modify the Plan or applicable Award Agreement in the least restrictive manner necessary in order to comply with the provisions of Section 409A, other applicable provision(s) of the Code and/or any rules, regulations or other regulatory guidance issued under such statutory provisions and, in each case, without any material diminution in the value of the payments to an affected Participant.

ARTICLE 14.    Rights of Employees and Consultants

        14.1.    Employment.    Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment or status as a consultant at any time, nor confer upon any Participant any right to continue in the employ of the Company or any of its Subsidiaries or affiliates or to continue as a consultant. For purposes of the Plan, transfer of employment of a Participant between the Company and any one of its Subsidiaries and affiliates (or between Subsidiaries and affiliates) shall not be deemed a termination of employment. However, if a Subsidiary or affiliate of the Company ceases to be a Subsidiary or affiliate, any Participant who is no longer employed by or a consultant to the Company or one of its remaining Subsidiaries and affiliates following such event shall be considered to have terminated his or her employment or consultancy, notwithstanding any continued employment or consultancy with such former Subsidiary or affiliate.

        14.2.    Participation.    No Employee or consultant shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

ARTICLE 15.    Change of Control

        15.1.    Treatment of Outstanding Awards.    Upon the occurrence of a Change of Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national security exchanges, or unless the Committee shall determine otherwise in the applicable Award Agreement:

          (a)   Any and all Options and SARs granted hereunder shall become immediately exercisable, and shall remain exercisable throughout their entire original term, without regard to any subsequent termination of employment or consulting agreement;

          (b)   Any restriction periods and restrictions imposed on Restricted Stock that is not performance-based shall lapse;

          (c)   All Restricted Stock Units shall be considered to be earned and payable in full, and such Restricted Stock Units shall be settled in cash as promptly as is practicable; and

          (d)   The maximum payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, performance-based Restricted Stock Units, Performance Units, Performance Shares, and cash-based Awards shall be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change of Control. The vesting of all Awards denominated in Shares shall be accelerated as of the effective date of the Change of Control, and there shall be paid out to Participants in cash within ten (10) days following the effective date of the Change of Control the value of such Shares in an amount equal to the product of the number of such Shares and the Fair Market Value per Share determined immediately prior to the Change of Control, based upon an assumed achievement of all relevant maximum performance goals. Awards denominated in cash shall be paid to Participants in cash within ten (10) days following the effective date of the Change of Control based upon assumed achievement of all relevant maximum performance goals.

        15.2.    Termination, Amendment, and Modifications of Change-of-Control Provisions.    Notwithstanding any other provision of this Plan or any Award Agreement provision, the provisions of this Article 15 may not be terminated, amended, or modified in any manner that adversely affects any then-outstanding Award without the prior written consent of the Participant if such action is taken (a) on or after the date of a Change of Control or (b) at the request of a party seeking to effectuate a Change of Control or otherwise in anticipation of a Change of Control.

ARTICLE 16.    Term, Amendment, Modification, and Termination

        16.1.    Amendment, Modification, and Termination.    Except as specifically provided in Section 15.2, at any time and from time to time, the Board may terminate, amend, or modify the Plan. However, without the approval of the stockholders of the Company, no such amendment or modification may:

          (a)   Increase the total number of Shares which may be issued under this Plan, except as provided in Article 4 hereof; or

          (b)   Modify the eligibility requirements; or

          (c)   Materially increase the benefits accruing under the Plan.

        16.2.    Awards Previously Granted.    Notwithstanding the foregoing, prior to a Change of Control, the Committee shall have the right to replace any previously granted Award under the Plan with an Award equal to the value of the replaced Award at the time of replacement, as determined by the Committee in its sole discretion, without obtaining the consent of the Participant holding such Award; provided, however, that notwithstanding the foregoing or the terms of any Award Agreement provision, the Committee shall not modify the Option Price of an Award (reprice a Stock Option) or issue new Options in exchange for the surrender of outstanding Options without stockholder approval; and provided, further, that no such replacement shall deprive the Participant of any rights he or she may have pursuant to Article 15, which shall apply to the replacement Award to the same extent as to the replaced Award.

        16.3.    Changes in Law and Tax Accounting.    Notwithstanding the provisions of Sections 16.1 and 16.2, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules as well as other developments, and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval.

ARTICLE 17.    Withholding

        17.1.    Tax Withholding.    The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising under or as a result of this Plan.

        17.2.    Share Withholding.    With respect to withholding required and/or permitted upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock, or upon any other taxable event hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares (or by surrendering Shares previously owned which have been held for longer than six months or purchased in the open market) having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and elections by Insiders shall additionally comply with the requirements established by the Committee.

ARTICLE 18.    Successors

        All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, spin-off, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 19.    Nontransferability of Awards.

        Unless otherwise determined by the Committee, no Award shall be transferable (either by sale, pledge, assignment, gift, or other alienation or hypothecation) by a Participant other than by will or by application of the laws of descent and distribution; provided, however, no Award may be transferred for value (as defined in the General Instructions to Form S-8).

ARTICLE 20.    Unfunded Status of Plan

        It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan.

ARTICLE 21.    Miscellaneous

        21.1.    Subsidiary Employees.    In the case of a grant of an Award to an employee or consultant of any Subsidiary of the Company, the Company may, if the Committee so directs, issue or transfer the shares of Common Stock, if any, covered by the Award to the Subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Subsidiary will transfer the shares of Common Stock to the employee or consultant in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. All shares of Common Stock underlying Awards that are forfeited or canceled should revert to the Company.

        21.2.    Foreign Employees and Foreign Law Considerations.    The Committee may grant Awards to individuals who are eligible to participate in the plan who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.

        21.3.    Limitation on Dividend Reinvestment and Dividend Equivalents.    Reinvestment of dividends in additional Restricted Stock at the time of any dividend payment, and the payment of Shares with respect to dividends to Participants holding Awards of Restricted Stock Units, shall only be permissible if sufficient Shares are available under Section 4 for such reinvestment (taking into account then outstanding Options and other Awards).

ARTICLE 22.    Legal Construction

        22.1.    Gender and Number.    Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

        22.2.    Severability.    In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

        22.3.    Requirements of Law.    The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to comply with this Section 22.3, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

        Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for Shares or uncertificated forms of Shares under the Plan prior to fulfillment of all of the following conditions:

          (a)   Listing or approval for listing upon notice of issuance, of such Shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be the principal market for the Shares;

          (b)   Any registration or other qualification of such Shares under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

          (c)   Obtaining any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

        22.4.    Governing Law.    To the extent not preempted by federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware.

TUPPERWARE BRANDS CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

Wednesday, May 17, 2006
1:00 p.m.

HYATT REGENCY ORLANDO INTERNATIONAL AIRPORT
9300 Airport Boulevard
Orlando, Florida 32827

If you consented to access your proxy information electronically, you may view it by going to Tupperware Brands Corporation's website. You can get there by typing in the following address: http://www.tupperware.com and searching under Investor Relations/SEC Filings.

If you would like to access the proxy materials electronically next year, go to the following Consent site address: http://www.econsent.com/tup/

TUPPERWARE BRANDS CORPORATION 14901 S. Orange Blossom Trail Orlando, Florida 32837	Proxy

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON MAY 17, 2006.

The shares of stock you hold in your account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted "FOR" all nominees in Item 1 and "FOR" Items 2, 3 and 4.

By signing the proxy, you revoke all prior proxies and appoint Thomas M. Roehlk and Michael S. Poteshman, and each of them acting in the absence of the others, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

(See reverse side for voting instructions)

COMPANY #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

•
Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 1:00 p.m. (ET) on May 16, 2006.

•
Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/tup/ — QUICK *** EASY *** IMMEDIATE

•
Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 1:00 p.m. (ET) on May 16, 2006.

•
Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Tupperware Brands Corporation, c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by Phone or Internet, please do not mail your Proxy Card

V    Please detach here    V

The Board of Directors Recommends a Vote FOR All Nominees in Item 1 and FOR Items 2, 3 and 4.

1. Election of directors:	01 Kriss Cloninger III 02 Joe R. Lee 03 Bob Marbut	04 David R. Parker 05 J. Patrick Spainhour	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)
2. The Proposal to Ratify the Appointment of Independent Registered Public Accounting Firm	☐ For	☐ Against	☐ Abstain
3. The Proposal to Amend the Tupperware Brands Corporation Director Stock Plan	☐ For	☐ Against	☐ Abstain
4. The Proposal to Adopt the Tupperware Brands Corporation 2006 Incentive Plan	☐ For	☐ Against	☐ Abstain
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.
Address Change? Mark Box Indicate changes below:	☐	I plan to attend meeting. If you check this box an admission ticket will be sent to you.	☐	Date

Signature(s) in Box
Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

TUPPERWARE BRANDS CORPORATION

ANNUAL MEETING OF STOCKHOLDERS

Wednesday, May 17, 2006
1:00 p.m.

HYATT REGENCY ORLANDO INTERNATIONAL AIRPORT
9300 Airport Boulevard
Orlando, Florida 32827

VOTING INSTRUCTION CARD
TUPPERWARE BRANDS CORPORATION 14901 S. Orange Blossom Trail Orlando, Florida 32837	Proxy

VOTING INSTRUCTIONS TO TRUSTEE FOR 2006 ANNUAL MEETING OF SHAREHOLDERS MAY 17, 2006

As a participant in the Tupperware Corporation Retirement Savings Plan, you have the right to give instructions to the trustee of such plan as to the voting of certain shares of the Corporation's common stock at the Corporation's annual meeting of shareholders to be held on May 17, 2006 and at any adjournment thereof. In this connection, please follow the voting instructions on the reverse side of this card and either vote telephonically, electronically, or sign and date it, and return this card promptly in the postage-paid envelope provided.

Regardless of the number of shares held in trust on your behalf, exercising your voting instruction right is very important.

This voting instruction card when properly executed will be voted in the manner directed. If no direction is made, this voting instruction card will be taken as authority to vote FOR the election of all of the nominees in Item 1 and to vote FOR Items 2, 3 and 4 and, in the discretion of the proxies, to vote upon any other matter which may properly come before the meeting and any adjournment thereof. If this card is not returned or is returned unsigned, the trustee will vote the shares in accordance with the terms of the Defined Contribution Trust.

☒
Please mark votes as indicated in this example.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES
IN ITEM 1 AND "FOR" ITEMS 2, 3 AND 4.

(See reverse side for voting instructions)

COMPANY #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

•
Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 1:00 p.m. (ET) on May 16, 2006.

•
Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/tup/ — QUICK *** EASY *** IMMEDIATE

•
Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 1:00 p.m. (ET) on May 16, 2006.

•
Please have your proxy card and the last four digits of your Social Security Number or Tax Identification Number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Tupperware Brands Corporation, c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873

If you vote by Phone or Internet, please do not mail your Proxy Card

V    Please detach here    V

The Board of Directors Recommends a Vote FOR All Nominees in Item 1 and FOR Items 2, 3 and 4.

1. Election of directors:	01 Kriss Cloninger III 02 Joe R. Lee 03 Bob Marbut	04 David R. Parker 05 J. Patrick Spainhour	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)
2. The Proposal to Ratify the Appointment of Independent Registered Public Accounting Firm	☐ For	☐ Against	☐ Abstain
3. The Proposal to Amend the Tupperware Brands Corporation Director Stock Plan	☐ For	☐ Against	☐ Abstain
4. The Proposal to Adopt the Tupperware Brands Corporation 2006 Incentive Plan	☐ For	☐ Against	☐ Abstain
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.
Address Change? Mark Box Indicate changes below:	☐	Date

Signature(s) in Box
Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

QuickLinks

GENERAL INFORMATION
SECURITY OWNERSHIP OF MANAGEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEBTEDNESS OF MANAGEMENT
REPORT OF THE AUDIT AND CORPORATE RESPONSIBILITY COMMITTEE
REPORT OF THE COMPENSATION AND GOVERNANCE COMMITTEE ON EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
SUMMARY COMPENSATION TABLE
EQUITY COMPENSATION PLAN INFORMATION
STOCK OPTIONS
Option Grants in Last Fiscal Year
Aggregate Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
  Appendix A
TUPPERWARE BRANDS CORPORATION DIRECTOR STOCK PLAN
  Appendix B
TUPPERWARE BRANDS CORPORATION
2006 INCENTIVE PLAN